UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act file number 811-21750
Kayne Anderson Energy Total Return Fund, Inc.

(Exact name of registrant as specified in charter)

717 Texas Avenue, Suite 3100, Houston, Texas	77002

(Address of principal executive offices)	(Zip code)
David Shladovsky, Esq.
KA Fund Advisors, LLC, 717 Texas Avenue, Suite 3100, Houston, Texas 77002
(Name and address of agent for service)
Registrant’s telephone number, including area code: (713) 493-2020
Date of fiscal year end: November 30, 2011
Date of reporting period: November 30, 2011
     Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.
     A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.
The report of Kayne Anderson Energy Total Return Fund, Inc. (the “Registrant”) to stockholders for the fiscal year ended November 30, 2011 is attached below.

CAUTIONARY NOTE REGARDING FORWARD-LOOKING STATEMENTS: This report of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) contains “forward-looking statements” as defined under the U.S. federal securities laws. Generally, the words “believe,” “expect,” “intend,” “estimate,” “anticipate,” “project,” “will” and similar expressions identify forward-looking statements, which generally are not historical in nature. Forward-looking statements are subject to certain risks and uncertainties that could cause actual results to materially differ from the Fund’s historical experience and its present expectations or projections indicated in any forward-looking statement. These risks include, but are not limited to, changes in economic and political conditions; regulatory and legal changes; energy industry risk; commodity pricing risk; leverage risk; valuation risk; non-diversification risk; interest rate risk; tax risk; and other risks discussed in the Fund’s filings with the Securities and Exchange Commission (“SEC”). You should not place undue reliance on forward-looking statements, which speak only as of the date they are made. The Fund undertakes no obligation to update or revise any forward-looking statements made herein. There is no assurance that the Fund’s investment objectives will be attained.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

January 27, 2012

Dear Fellow Stockholders:

We are pleased with the Fund’s accomplishments during fiscal 2011, as the Fund generated positive returns in a year that was marked by substantial volatility in the financial markets and uncertainty about the global economy. While our overall performance was positive, market conditions impacted each of the Fund’s energy sub-sectors differently. MLPs and Midstream Companies performed very well during fiscal 2011 as a result of the continued development of unconventional reserves. On the other hand, our investments in Marine Transportation, Coal and Royalty Trusts underperformed during the year, as lower natural gas prices and the slowdown of the global economy negatively impacted each of these sub-sectors. We believe the outlook for our portfolio in 2012 is good and continue to believe in the merits of a diversified portfolio of energy-related investments.

The biggest trend in the energy sector is the accelerating development of unconventional reserves, which are more commonly referred to as “shale plays”. It became even more evident in 2011 that these unconventional reserves will be increasingly important to domestic energy supply. We believe that the development of these shale plays will lead to a substantial increase in demand for midstream assets. In fact, a recent report by the Interstate Natural Gas Association of America estimates that $250 billion of new midstream infrastructure will be required over the next two decades.

To take advantage of this trend, the Fund significantly increased its exposure to Midstream Companies during fiscal 2011. At the beginning of the year, the Fund had $40 million invested in this sub-sector. By the end of fiscal 2011, that had increased to $112 million. Midstream Companies generated the highest total returns (32.1%) of any of the Fund’s sub-sectors in fiscal 2011. We expect the Fund to remain active in this sector during fiscal 2012.

While these shale plays have created tremendous opportunities for both MLPs and Midstream Companies, the near term impact has been challenging for companies that produce natural gas, such as certain Royalty Trusts. This environment has also been challenging for coal companies, as low natural gas prices result in downward pressure on coal prices.

While our performance during 2011 was positive, it was not as strong as we had hoped for, as the positive performance of our holdings in the MLP, Midstream Company, Energy Debt and Royalty Trust sub-sectors was offset by the negative performance of our Marine Transportation and Coal holdings. One of the measures we employ to evaluate our performance is Net Asset Value Return, which is equal to the change in net asset value per share plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Net Asset Value Return was 2.3% for fiscal 2011. This compares to a total return of 7.8% for the S&P 500 index.

Another measure of the Fund’s performance is Market Return, which is equal to the change in share price plus the cash distributions paid during the period, assuming reinvestment through our dividend reinvestment program. Our Market Return was negative 9.7% for fiscal 2011. The Fund’s shares declined by 15.9% during fiscal 2011 and were trading at a discount to NAV at fiscal year end. Since the start of fiscal 2012, the Fund’s shares have increased 13.7% (as of January 26, 2012).

In spite of the volatility in the financial markets during fiscal 2011, the Fund successfully navigated the turbulent markets and maintained strong leverage ratios during the year. For most of the year, we operated with leverage well below our targeted levels. We expect volatility to continue into fiscal 2012 and are managing our leverage levels accordingly.

During the year, we also increased the size of the Fund’s revolving credit facility from $80 million to $100 million to give the Fund more financial flexibility. We are pleased to say that all of the Fund’s leverage is long-term in nature and has a weighted average maturity date of 3.5 years. We believe committed financing with a multi-year maturity date is critical in today’s markets.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

Energy Market Overview

As we mentioned last year, the biggest story in the domestic energy business is the development of “unconventional reserves,” which is an industry term that refers to oil and natural gas reserves produced using advanced drilling and completion techniques. This trend has continued in 2011 and the development of unconventional reserves could be one of the biggest stories as it relates to the long-term impact on the domestic economy.

The rapid development of unconventional reserves has fundamentally changed the domestic energy industry. Natural gas production, which declined from 2000 to 2005, has increased by 24% since 2006. In 2011, natural gas production is expected to increase by 6.5% compared to 2010 levels, which is the largest annual increase since the mid-1980s. Domestic crude oil production grew in each of the last three years; 2009 was the first year-over-year increase in production since the early 1990s. Crude oil production has increased by 14% since 2008 and is projected to grow by 10% to 15% over the next five to ten years.

Significant amounts of capital are being spent by energy companies to develop these reserves. In fact, major oil companies, foreign oil companies and national oil companies spent approximately $50 billion in 2011 (after spending over $60 billion in 2010) to acquire unconventional reserves, either directly or through joint ventures. After shunning domestic opportunities in favor of international projects for many years, major oil companies are now devoting significant capital and resources to domestic unconventional resources. We believe their technical expertise, capital discipline and financial resources will ensure these reserves are developed in a prudent fashion.

This trend is very important, but it has impacted domestic energy companies in different ways. For MLPs and Midstream Companies it has been very positive, as development of these new reserves will require substantial amounts of new midstream infrastructure. For Royalty Trusts and Exploration & Production (E&P) Companies, the near term impact has not been as clear cut. Royalty Trust and E&P Companies with large acreage positions in the shale plays have typically seen increases in production and net asset value. However, the large increase in natural gas production has resulted in lower gas prices, which has made the operating environment more challenging for these companies.

Natural gas prices declined steadily during 2011, as production growth was much higher than demand growth. Current prices are well below $3/mcf and we believe that the market will be oversupplied for years to come. While lower gas prices are a negative for conventional dry gas wells, many of the gas wells being drilled currently are focused on areas with “wet gas”. Wet gas is natural gas that has a high natural gas liquids or NGL content. Because NGL prices are more closely correlated with crude oil prices, these wet gas wells are economic even at very low natural gas prices due to the high price of the associated NGLs. Additionally, as a result of the expectation of continued growth in natural gas supply, certain energy companies are actively looking to develop LNG export facilities in the U.S. with the plan of selling natural gas to international markets where prices are much higher.

The price of crude oil was volatile during the year, but ended the year higher as a result of demand growth, a weaker U.S. dollar and reduced production from Libya. Prices peaked in the spring on concerns of social unrest in the Middle East / North Africa and declined significantly during the summer on concerns about the U.S. economy and European debt crisis. Of note, 2011 was the first time people had to distinguish between two key benchmarks for oil: West Texas Intermediate (WTI), which is the domestic benchmark, and Brent, which is the European benchmark. Historically, the price of WTI has been very similar to the price of Brent. The price relationship broke down during 2011, with WTI trading at a substantial discount to Brent for most of the year. The price differential peaked in October 2011, with Brent trading at a premium of $28/barrel, but has tightened substantially over the past few months. The differential was largely a function of increased North American supply of oil and insufficient oil pipeline takeaway capacity at Cushing, Oklahoma (the delivery point for WTI), as well as reduced production from Libya as a result of its civil war. MLPs with crude oil gathering and transportation assets have benefited from this price differential and certain MLPs have announced pipeline projects intended to alleviate the supply bottleneck at Cushing. We expect crude oil prices to trade in a range of $90 to $100/barrel over the next few years and expect the price differential between WTI and Brent to moderate over that timeframe.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

Market Overview

MLPs performed very well during the fiscal year, with a 9.5% total return for the Alerian MLP Index. We believe that MLP market performance was driven by strong distribution growth and increased demand for yield securities by individual investors. We think that MLPs are being increasingly viewed by market participants as a distinct asset class with very attractive total return characteristics. Fiscal 2011 marked the twelfth straight year MLPs outperformed the S&P 500 index. Over that 12-year period, MLPs have generated a total return of over 700% versus a total return of 12% for the S&P 500 index. With an average yield of 6.0% for the group as of January 26, 2012 and distribution growth prospects of 6% to 7% for 2012, we continue to view MLPs as a very compelling investment opportunity.

Like the broader markets, MLP equity prices were volatile during fiscal 2011. The MLP market rose during the first five months of fiscal 2011 to set a new all-time high in late April. Concerns about the U.S. economy, the European debt crisis, the downgrade of the U.S. Government’s credit rating and the sell-off of the broader markets contributed to weak MLP performance during the summer. At the low point in early August, the MLP market had declined 19% from its April high. MLPs stabilized in August and then generated strong gains during the last three months of fiscal 2011 to finish the year with a total return of 9.5%. The MLP market is off to a great start in fiscal 2012, with the MLP index generating a total return of 8.8% through January 26, 2012, and set an all-time high on January 25, 2012.

MLP distribution growth accelerated during the year, as MLPs benefited from acquisitions and development projects and management teams became increasingly comfortable with the current operating environment. Distributions grew 6.3% during 2011 compared to 4.6% in 2010 and 2.8% in 2009. We believe that prospects for distribution growth in 2012 look as strong or better than 2011, as the need for new midstream assets to transport, process and store unconventional reserves is leading to substantial new growth projects.

When reviewing MLP valuations, we pay close attention to MLP yields versus other income alternatives. As illustrated in Figure 1 below, MLP yields compare very favorably to other income-oriented investments. Current yields for MLPs are much higher than yields for U.S. Treasury bonds, investment grade bonds, utilities and REITs. This comparison is even more compelling when you take into account the prospect of strong distribution growth for MLPs.

While the MLP market performed well during fiscal 2011, the MLP market became even more attractively valued on a relative basis. At the beginning of the fiscal year, the average MLP yield was 6.3%, which represented a 352 basis point premium (100 basis points equals one percent) to the yield on 10-year U.S. Treasury bonds. This difference is often referred to as the “spread to Treasuries.” By November 30, 2011, the spread to Treasuries had increased to 434 basis points. As of January 26, 2012, the spread to Treasuries was 403 basis points, which is still well above the 219 basis point average for the five-year period prior to the financial crisis.

Figure 1. MLP Yields versus Other Income Alternatives (January 26, 2012)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

Capital expenditures by MLPs, including both acquisitions and new growth projects, continued at robust levels in 2011. We estimate that MLPs completed $31 billion in acquisitions and spent $16 billion on new projects during the year. There were two notable transactions that are not included in the totals above: Kinder Morgan, Inc.’s acquisition of El Paso Corporation ($38 billion transaction) and Energy Transfer Equity’s acquisition of Southern Union Company ($9 billion transaction). In both transactions, the general partner of an MLP is acquiring a corporation with substantial midstream assets. The expectation is that the general partner will subsequently “drop down” such midstream assets to their affiliated MLP. We think these transactions are noteworthy for a few reasons. First, they highlight the strategic value of the MLP structure and the valuation differential between MLPs and C-corporations. They also highlight the benefits of strong corporate sponsorship, as well as the options available to the general partners to enhance the growth prospects of their affiliated MLP. Lastly, both transactions enabled the acquirers to substantially increase their exposure to unconventional resources.

Access to capital markets is critical in order to finance these growth projects, and capital markets activity for MLPs reached a new high in calendar 2011. During the year, MLPs raised $13 billion in follow-on equity and $21 billion in debt, surpassing activity levels in 2010 despite the volatility in the stock market. Calendar 2011 was also a very active year for initial public offerings (IPOs) in the MLP sector, with 14 IPOs totaling $5.3 billion. There was great variability in the quality of the IPOs and, as a result, we opted not to participate in several of these deals. Not surprisingly, nine deals were up for the year but five deals had negative returns for the year. We expect the IPO market to remain active and we plan to continue to be selective in our participation.

Midstream Companies performed exceptionally well in fiscal 2011, delivering a total return of 32.1% versus 7.8% for the S&P 500. The year got off to a strong start with the IPOs of Targa Resources Corp. and Kinder Morgan Inc. This positive momentum continued through the first half of 2011, as The Williams Companies and El Paso Corporation each announced plans to separate their midstream assets and E&P assets into separate publicly traded companies. Investors applauded these moves and both companies’ share price performed quite well. Midstream Companies placed increasing focus on dividend growth in 2011 and we expect this to continue in the years to come. We are excited about this segment and expect it to contribute nicely to the Fund’s performance in future years.

Fiscal 2011 marked the end of a multi-year transition for the Canadian Royalty Trust sector. As discussed in last year’s annual letter, the trusts modified their business model in early 2011 in conjunction with converting to corporations. This new business model is characterized by a balanced allocation of operating cash flow between dividends and capital expenditures to fund exploration and development of reserves. Investors are now viewing these entities (which we still refer to as “trusts”) as “yield plus growth” investments and are very focused on the trust’s ability to increase reserves and production. On the one hand, we have been impressed thus far with the sector’s ability to develop new reserves and are excited about the potential for Canadian unconventional reserves to provide significant growth opportunities for the sector. On the other hand, declining natural gas prices have hurt operating results and will likely continue to do so during fiscal 2012. In response to lower gas prices, we’ve seen many trusts divert capital to higher return crude oil and wet gas opportunities. We continue to believe that stock selection is critical, as we believe certain trusts will be more successful at delivering attractive returns for investors.

It was a very challenging year for the Marine Transportation sector, which generated a total return of negative 24% for the year. Weak demand and robust supply growth translated into significantly lower spot rates, charter rates and operating results. Demand was negatively impacted by lower global economic activity as well as “one-time” items such as the Libyan civil war and severe flooding in Australia and Brazil. On the supply side, vessel deliveries in both the dry bulk and tanker segments increased supply much more than vessel scrappings reduced supply. We expect a recovery in charter rates for both tankers and dry bulk vessels to occur in the next 12 to 18 months as market fundamentals improve, but remain very cautions on the sector. Our investments will be concentrated in companies with solid balance sheets and strong time charter contracts.

The Energy Debt in the Fund’s portfolio generated total returns of approximately 6% in fiscal 2011. These returns compare to a total return of 3.7% for the Merrill Lynch High Yield index and a total return of 7.5% for the Merrill Lynch Energy High Yield index. Our portfolio outperformed the overall high yield market because of our

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
LETTER TO STOCKHOLDERS

debt investments in E&P Companies and Midstream Companies that had exposure to shale plays. Our investments in debt of Marine Transportation Companies, however, substantially underperformed the high yield market due to the factors mentioned above. During the first six months of our fiscal year, bond prices rallied strongly, with the Merrill Lynch High Yield index trading at sub 7% yield at its peak. Based on concerns about valuation levels, we reduced our allocation to Energy Debt during this period. As a result, we reduced our debt holdings from 23% of long-term investments at the start of the year to 13% at the end of the year.

2012 Outlook

In our Annual Letter last year, we accurately predicted MLP distribution growth of 5% to 6% and low double-digit total returns. As we consider the outlook for fiscal 2012, we remain very optimistic for the MLP sector. We expect that distribution growth in the 6% to 7% range in 2012 will lead to low double-digit total returns in the MLP sector. We believe the operating environment will continue to improve, as the development of unconventional resources has created tremendous growth opportunities for the sector and will translate into increased distribution growth rates during fiscal 2012. Further, we believe the sector has good visibility for distribution growth for many years as a result of the long-term investments required by the shale plays. That outlook, coupled with historically low interest rates and a dearth of attractive yield alternatives for investors, reinforces our belief that MLPs remain an attractive investment. For similar reasons, we believe the operating environment is very favorable for Midstream Companies. Investment opportunities associated with the unconventional reserves should generate strong returns and result in dividend increases that could exceed the MLP sector’s growth rate.

We believe that stock selection will be critical to the performance of the Canadian Royalty Trusts, as the impact of unconventional reserves will vary from trust to trust. Investors are turning their attention to reported year-end reserves to measure recent operational success, as well as 2012 capital budgets to gauge the trust’s ability to finance its growth plans. Low gas prices will likely make investors cautious on trusts with unhedged gas exposure and large funding shortfalls. We plan to continue to focus on trusts that have attractive dividends and can achieve sustainable, long-term growth.

While we are cautious on the Marine Transportation sector as a result of the current operating environment, we remain optimistic for a market recovery in the next 12 to 18 months. Lower charter rates and decreased availability of capital are causing vessel scrappings to accelerate and new vessel deliveries to be postponed. This will facilitate a recovery in charter rates. Further, we are very optimistic on the outlook for LNG tankers as low domestic gas prices will increase the demand for these vessels to move LNG to higher priced markets.

We look forward to continuing to execute on our business plan of achieving high after-tax total returns by investing in a diversified portfolio of MLPs, Midstream Companies, Royalty Trusts, Marine Transportation, Coal and other energy companies. We invite you to visit our website at kaynefunds.com for the latest updates.

Sincerely,

Kevin S. McCarthy
Chairman of the Board of Directors,
President and Chief Executive Officer

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PORTFOLIO SUMMARY
(UNAUDITED)

Portfolio Investments by Category

Top 10 Holdings by Issuer

			Percent of Total
			Investments* as of
			November 30,
Holding		Sector	2011	2010

1.	Kinder Morgan Management, LLC	MLP Affiliate	13.1%	10.1%

2.	Enbridge Energy Management, L.L.C.	MLP Affiliate	10.4	8.9

3.	Plains All American Pipeline, L.P.	Midstream MLP	5.4	5.2

4.	Teekay Offshore Partners L.P.	Marine Transportation	4.3	3.5

5.	Golar LNG Partners LP	Marine Transportation	2.7	—

6.	Kinder Morgan, Inc.	Midstream	2.7	—

7.	Crescent Point Energy Corp.	Income Trust	2.4	2.0

8.	Navios Maritime Partners L.P.	Marine Transportation	2.3	2.9

9.	Enerplus Corporation	Income Trust	2.3	3.4

10.	ONEOK, Inc.	Midstream	2.3	0.4

* Includes cash and repurchase agreement (if any).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Fund Overview

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) is a non-diversified, closed-end fund. Our investment objective is to obtain a high total return with an emphasis on current income. We intend to achieve this objective by investing in a portfolio of companies in the energy sector, which focuses on securities of energy companies, with the majority of our investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts.

As of November 30, 2011, we had total assets of $1.3 billion, net assets applicable to our common stock of $884 million (net asset value per share of $25.25), and 35.0 million shares of common stock outstanding. As of November 30, 2011, we held $1.1 billion in equity investments and $159.9 million in debt investments.

Results of Operations — For the Three Months Ended November 30, 2011

Investment Income.  Investment income totaled $7.0 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $3.6 million, and we received $13.7 million of cash dividends and distributions, of which $10.3 million was treated as a return of capital during the quarter. During the quarter, we received 2010 tax reporting information from our portfolio investments that increased our return of capital estimate for 2010 by $3.2 million. During the quarter, we received $5.2 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $10.0 million, including $3.9 million of investment management fees, $3.8 million of interest expense, of which $0.2 million was the non-cash amortization of debt issuance costs, and $0.6 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the quarter were $1.7 million, of which $0.1 million was the non-cash amortization of offering costs.

Net Investment Loss.  Our net investment loss totaled $3.0 million.

Net Realized Gains.  We had net realized gains of $12.3 million. Net realized gains consisted of $9.9 million of gains from our investments, $3.2 million of gains from option activity and a $0.8 million realized loss from foreign currency related transactions.

Net Change in Unrealized Gains.  We had a net change in unrealized gains of $33.6 million. The net change consisted of $33.1 million of unrealized gains from investments and $0.5 million of net unrealized gains from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $42.9 million. This increase was composed of a net investment loss of $3.0 million; net realized gains of $12.3 million; and net unrealized gains of $33.6 million, as noted above.

Results of Operations — For the Fiscal Year Ended November 30, 2011

Investment Income.  Investment income totaled $37.9 million and consisted primarily of net dividends and distributions and interest income on our investments. Interest income was $16.0 million, and we received $54.4 million of cash dividends and distributions, of which $32.5 million was treated as a return of capital during the year. During the fourth quarter of fiscal 2011, we received 2010 tax reporting information from our portfolio investments that increased our return of capital estimate for 2010 by $3.2 million. During the year, we received $19.6 million of paid-in-kind dividends, which are not included in investment income, but are reflected as an unrealized gain.

Operating Expenses.  Operating expenses totaled $40.6 million, including $16.9 million of investment management fees, $15.3 million of interest expense, of which $0.8 million was the non-cash amortization of debt

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

issuance costs, and $2.4 million of other operating expenses. Investment management fees are calculated based on the average total assets under management. Preferred stock distributions for the year were $6.0 million, of which $0.2 million was the non-cash amortization of offering costs.

Net Investment Loss.  Our net investment loss totaled $2.7 million.

Net Realized Gains.  We had net realized gains of $100.0 million. Net realized gains consisted of $90.4 million of gains from our investments, $10.9 million of gains from option activity, net of $1.2 million of realized losses from foreign currency related transactions and a $0.1 million realized loss from interest rate swap contracts associated with our offering of senior unsecured notes (the “Senior Notes”) and mandatory redeemable preferred stock in May 2011.

Net Change in Unrealized Losses.  We had a net change in unrealized losses of $75.4 million. The net change consisted of $75.1 million of unrealized losses from investments and $0.3 million of net unrealized losses from option activity.

Net Increase in Net Assets Resulting from Operations.  We had an increase in net assets resulting from operations of $21.9 million. This increase was composed of a net investment loss of $2.7 million; net realized gains of $100.0 million; and net unrealized losses of $75.4 million, as noted above.

Distributions to Common Stockholders

We pay quarterly distributions to our common stockholders, funded in part by net distributable income (“NDI”) generated from our portfolio investments. NDI is the amount of income received by us from our portfolio investments less operating expenses, subject to certain adjustments as described below. NDI is not a financial measure under the accounting principles generally accepted in the United States of America (“GAAP”). Refer to the “Reconciliation of NDI to GAAP” section below for a reconciliation of this measure to our results reported under GAAP.

Income from portfolio investments includes (a) cash dividends and distributions, (b) paid-in-kind dividends received (i.e., stock dividends), (c) interest income from debt securities and commitment fees from private investments in public equity (“PIPE investments”) and (d) net premiums received from the sale of covered calls.

Operating expenses include (a) investment management fees paid to our investment adviser, (b) other expenses (mostly attributable to fees paid to other service providers) and (c) interest expense and preferred stock distributions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Net Distributable Income (NDI)
(amounts in millions, except for per share amounts)

	Three Months	Fiscal Year
	Ended	Ended
	November 30,	November 30,
	2011	2011

Distributions and Other Income from Investments
Dividends and Distributions	$13.7	$54.4
Paid-In-Kind Dividends and Distributions	5.2	19.6
Interest and Other Income(1)	3.7	16.3
Net Premiums Received from Call Options Written	4.1	15.0

Total Distributions and Other Income from Investments	26.7	105.3
Expenses
Investment Management Fee	(3.9)	(16.9)
Other Expenses	(0.6)	(2.4)

Total Management Fee and Other Expenses	(4.5)	(19.3)
Interest Expense	(3.6)	(14.5)
Preferred Stock Distributions	(1.6)	(5.8)

Net Distributable Income (NDI)	$17.0	$65.7

Weighted Shares Outstanding	34.9	34.7
NDI per Weighted Share Outstanding	$0.49	$1.89

Distributions paid per Common Share(2)	$0.48	$1.92

(1)	Includes $0.1 million and $0.3 million of commitment fees from PIPE investments, which are recorded as reductions to the cost of the investments.

(2)	The distribution of $0.48 per share for the fourth quarter of fiscal 2011 was paid to common stockholders on January 13, 2012. Distributions for fiscal 2011 include the distributions paid in April 2011, July 2011, October 2011 and the distribution paid in January 2012.

Payment of future distributions is subject to Board of Directors approval, as well as meeting the covenants of our debt agreements and terms of our preferred stock. In determining our quarterly distribution to common stockholders, our Board of Directors considers a number of factors that include, but are not limited to:

•	NDI generated in the current quarter;

•	Expected NDI over the next twelve months, and

•	Realized and unrealized gains generated by the portfolio.

On December 13, 2011, we declared our quarterly distribution of $0.48 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $16.8 million. The distribution was paid on January 13, 2012 to common stockholders of record on December 30, 2011.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

Reconciliation of NDI to GAAP

The difference between distributions and other income from investments in the NDI calculation and total investment income as reported in our Statement of Operations is reconciled as follows:

•	GAAP recognizes that a significant portion of the cash distributions received from MLPs is characterized as a return of capital and therefore excluded from investment income, whereas the NDI calculation includes the return of capital portion of such distributions.

•	NDI includes the value of dividends paid-in-kind, whereas such amounts are not included as investment income for GAAP purposes, but rather are recorded as unrealized gains upon receipt.

•	NDI includes commitment fees from PIPE investments, whereas such amounts are generally not included in investment income for GAAP purposes, but rather are recorded as a reduction to the cost of the investment.

•	Many of our investments in debt securities were purchased at a discount or premium to the par value of such security. When making such investments, we consider the security’s yield to maturity, which factors in the impact of such discount (or premium). Interest income reported under GAAP includes the non-cash accretion of the discount (or amortization of the premium) based on the effective interest method. When we calculate interest income for purposes of determining NDI, in order to better reflect the yield to maturity, the accretion of the discount (or amortization of the premium) is calculated on a straight-line basis to the earlier of the expected call date or the maturity date of the debt security.

•	We may sell covered call option contracts to generate income or to reduce our ownership of certain securities that we hold. In some cases, we are able to repurchase these call option contracts at a price less than the fee that we received, thereby generating a profit. The amount we received from selling call options, less the amount that we pay to repurchase such call option contracts, is included in NDI. For GAAP purposes, premiums received from call option contracts sold is not included in investment income. See Note 2 — Significant Accounting Policies for a full discussion of the GAAP treatment of option contracts.

The treatment of expenses included in NDI also differs from what is reported in the Statement of Operations as follows:

•	The non-cash amortization or write-offs of capitalized debt issuance costs and preferred stock offering costs related to our financings is included in interest expense and distributions on mandatory redeemable preferred stock for GAAP purposes, but is excluded from our calculation of NDI.

Liquidity and Capital Resources

Total leverage outstanding at November 30, 2011 of $421.0 million was comprised of $301.0 million of Senior Notes and $120.0 million of mandatory redeemable preferred stock. At November 30, 2011, we had no borrowings outstanding under our unsecured revolving credit facility (the “Credit Facility”). Total leverage represented 32% of total assets at November 30, 2011. As of January 19, 2012, we had $7.0 million borrowed under our Credit Facility, and we had $5.0 million of cash.

During fiscal 2011, we increased the size of our Credit Facility from $80.0 million to $100.0 million through an amendment to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% and LIBOR plus 3.00%, depending on our asset coverage ratios. Outstanding loan balances accrue interest daily at a rate equal to one-month LIBOR plus 1.75% based on current asset coverage ratios. We pay a commitment fee of 0.40% per annum on any unused amounts of the Credit Facility. A full copy of our Credit Facility is available on our website, www.kaynefunds.com.

At November 30, 2011, our asset coverage ratios under the Investment Company Act of 1940, as amended (the “1940 Act”), were 434% and 310% for debt and total leverage (debt plus preferred stock), respectively. We

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
MANAGEMENT DISCUSSION
(UNAUDITED)

currently target an asset coverage ratio with respect to our debt of 415%, but at times may be above or below our target depending upon market conditions.

We had $301.0 million of Senior Notes outstanding at November 30, 2011. Of this amount, $28.0 million matures in 2012, and the remaining $273.0 million of Senior Notes matures between 2013 and 2018. As of the same date, we had $120.0 million of mandatory redeemable preferred stock, which is subject to mandatory redemption in 2017 and 2018.

Our leverage, at November 30, 2011, consisted of both fixed rate (86%) and floating rate (14%) obligations. As of such date, the weighted average interest rate on our leverage was 4.98%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Long-Term Investments — 144.6%
Equity Investments(1) — 126.5%
United States — 113.5%
MLP Affiliate — 34.8%
Enbridge Energy Management, L.L.C.(2)	4,256	$135,603
Kinder Morgan Management, LLC(2)	2,427	171,775

		307,378

MLP(3)(4) — 31.6%
Alliance Holdings GP, L.P.	123	6,234
BreitBurn Energy Partners L.P.	146	2,707
Buckeye Partners, L.P.	133	8,471
Buckeye Partners, L.P. — Class B Units(2)(5)	189	10,811
Chesapeake Midstream Partners, L.P.	36	946
Crestwood Midstream Partners LP	151	4,502
DCP Midstream Partners, LP	404	17,315
Energy Transfer Equity, L.P.	400	14,106
Energy Transfer Partners, L.P.	226	9,891
Enterprise Products Partners L.P.(6)	271	12,321
Exterran Partners, L.P.	667	14,487
Global Partners LP	364	7,535
Holly Energy Partners, L.P.	14	758
Inergy, L.P.	516	12,467
MarkWest Energy Partners, L.P.	316	16,975
Niska Gas Storage Partners LLC	50	484
ONEOK Partners, L.P.	48	2,424
PAA Natural Gas Storage, L.P.	147	2,562
Penn Virginia Resource Partners, L.P.	615	14,980
Plains All American Pipeline, L.P.(7)	1,089	70,628
Regency Energy Partners LP	982	22,599
Targa Resources Partners LP	219	8,210
TC PipeLines, LP	135	6,409
TransMontaigne Partners L.P.	37	1,138
Western Gas Partners, LP	48	1,805
Williams Partners L.P.	150	8,709

		279,474

Marine Transportation — 24.7%
Capital Product Partners L.P.	3,841	23,817
DHT Holdings, Inc.	1,968	1,614
Golar LNG Partners LP	1,231	35,863
Kirby Corporation(8)	5	309
Knightsbridge Tankers Limited	1,052	16,400
Navios Maritime Partners L.P.	2,248	30,709
Safe Bulkers, Inc.	2,074	12,819

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	No. of
Description	Shares/Units	Value

Marine Transportation (continued)
Seaspan Corporation	160	$1,678
Seaspan Corporation — 9.50% Preferred Shares	640	16,928
Teekay LNG Partners L.P.(9)	252	8,109
Teekay Offshore Partners L.P.	1,642	45,788
Teekay Offshore Partners L.P. — Unregistered(5)	418	10,856
Teekay Tankers Ltd.	3,503	13,312

		218,202

Midstream — 12.7%
CenterPoint Energy, Inc.	185	3,689
El Paso Corporation	367	9,179
Kinder Morgan, Inc.	1,207	35,615
ONEOK, Inc.	367	30,555
Targa Resources Corp.	131	4,513
The Williams Companies, Inc.(6)	882	28,468

		112,019

Coal — 5.8%
Arch Coal, Inc.	239	3,922
CONSOL Energy Inc.(6)	582	24,243
Peabody Energy Corporation(6)	596	23,385

		51,550

Income Trust — 3.9%
Enduro Royalty Trust	163	3,046
SandRidge Permian Trust(9)	192	3,674
SandRidge Mississippian Trust I(9)	251	6,788
VOC Energy Trust	996	20,658

		34,166

Total United States (Cost — $751,271)		1,002,789

Canada — 13.0%
Income Trust — 13.0%
ARC Resources Ltd.	300	7,527
Bonavista Energy Corporation	270	7,075
Crescent Point Energy Corp.	728	31,666
Enerplus Corporation	1,168	30,583
NAL Energy Corporation	3,242	24,022
Pengrowth Energy Corporation	265	2,726
Provident Energy Ltd.	1,238	11,730

Total Canada (Cost — $115,921)		115,329

Total Equity Investments (Cost — $867,192)		1,118,118

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	Interest	Maturity	Principal
Description	Rate	Date	Amount	Value

Debt Instruments — 18.1%
United States — 15.7%
Upstream — 7.0%
Antero Resources LLC	9.375%	12/1/17	$16,150	$17,119
Antero Resources LLC	7.250	8/1/19	1,750	1,759
Carrizo Oil & Gas, Inc.	8.625	10/15/18	19,200	19,152
Chaparral Energy, Inc.	9.875	10/1/20	500	538
Chaparral Energy, Inc.	8.250	9/1/21	2,750	2,722
Clayton Williams Energy, Inc.	7.750	4/1/19	10,250	9,481
Comstock Resources, Inc.	7.750	4/1/19	2,000	1,900
Kodiak Oil & Gas Corp.	8.125	12/1/19	750	762
Petroleum Development Corporation	12.000	2/15/18	7,830	8,417

				61,850

Coal — 3.6%
Foresight Energy LLC	9.625	8/15/17	21,000	21,000
Patriot Coal Corporation(10)	3.250	5/31/13	4,000	3,655
Patriot Coal Corporation	8.250	4/30/18	7,136	6,815

				31,470

Marine Transportation — 3.3%
Genco Shipping & Trading Limited(10)	5.000	8/15/15	5,000	3,475
Navios Maritime Acquisition Corporation	8.625	11/1/17	10,350	7,918
Navios Maritime Holdings Inc.	8.125	2/15/19	10,000	7,750
Overseas Shipholding Group, Inc.	7.500	2/15/24	500	295
Teekay Corporation	8.500	1/15/20	10,665	10,158

				29,596

Midstream — 1.8%
Crestwood Holdings Partners, LLC	(11)	10/1/16	15,371	15,602

Total United States (Cost — $145,881)				138,518

Canada — 2.4%
Upstream — 2.4%
Paramount Resources Ltd.	8.250	12/13/17	(12)	7,302
Southern Pacific Resources Corp.	(13)	1/7/16	14,056	14,127

Total Canada (Cost — $21,234)				21,429

Total Debt Investments (Cost — $167,115)				159,947

Total Long-Term Investments — 144.6% (Cost — $1,034,307)				1,278,065

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

	No. of
Description	Contracts	Value

Liabilities
Call Option Contracts Written(8)
United States
Midstream & Other
The Williams Companies, Inc., call option expiring 12/16/11 @ $32.00	350	$(38)

MLP
Enterprise Products Partners L.P., call option expiring 12/16/11 @ $45.00	1,100	(127)

Coal
CONSOL Energy Inc., call option expiring 12/16/11 @ $39.00	150	(41)
CONSOL Energy Inc., call option expiring 12/16/11 @ $40.00	150	(41)
CONSOL Energy Inc., call option expiring 12/16/11 @ $42.00	1,000	(153)
Peabody Energy Corporation, call option expiring 12/16/11 @ $36.00	300	(108)
Peabody Energy Corporation, call option expiring 12/16/11 @ $38.00	500	(118)
Peabody Energy Corporation, call option expiring 12/16/11 @ $39.00	500	(87)

		(548)

Total Call Option Contracts Written (Premium Received — $433)		(713)

Senior Unsecured Notes		(301,000)
Mandatory Redeemable Preferred Stock at Liquidation Value		(120,000)
Other Liabilities		(16,126)

Total Liabilities		(437,839)
Other Assets		43,741

Total Liabilities in Excess of Other Assets		(394,098)

Net Assets Applicable To Common Stockholders		$883,967

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
SCHEDULE OF INVESTMENTS
NOVEMBER 30, 2011
(amounts in 000’s, except number of option contracts)

(1)	Unless otherwise noted, equity investments are common units/common shares.

(2)	Distributions are paid-in-kind.

(3)	Securities are treated as a publicly-traded partnership for regulated investment company (“RIC”) qualification purposes. To qualify as a RIC for tax purposes, the Fund may directly invest up to 25% of its total assets in equity and debt securities of entities treated as publicly-traded partnerships. The Fund had less than 25% of its total assets invested in publicly-traded partnerships at November 30, 2011. It is the Fund’s intention to be treated as a RIC for tax purposes.

(4)	Includes limited liability companies.

(5)	Fair valued security, restricted from public sale. See Notes 2, 3 and 7 in Notes to Financial Statements.

(6)	Security or a portion thereof is segregated as collateral on option contracts written.

(7)	The Fund believes that it is an affiliate of Plains All American Pipeline, L.P. See Note 6 — Agreements and Affiliations.

(8)	Security is non-income producing.

(9)	Security is treated as a publicly-traded partnership for RIC qualification purposes.

(10)	Security is convertible into common shares of the issuer.

(11)	Floating rate first lien senior secured term loan. Security pays interest at a rate of LIBOR + 850 basis points, with a 2% LIBOR floor (10.50% as of November 30, 2011).

(12)	Principal amount is 7,250 Canadian dollars.

(13)	Floating rate second lien secured term loan. Security pays interest at a base rate of 3.25% + 750 basis points (10.75% as of November 30, 2011).

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF ASSETS AND LIABILITIES
 NOVEMBER 30, 2011
(amounts in 000’s, except share and per share amounts)

ASSETS
Investments, at fair value:
Non-affiliated (Cost — $1,011,787)	$1,207,437
Affiliated (Cost — $22,520)	70,628

Total investments (Cost — $1,034,307)	1,278,065
Cash and cash denominated in foreign currency (Cost — $30,145)	30,152
Deposits with brokers	250
Receivable for securities sold (Cost — $4,811)	4,811
Interest, dividends and distributions receivable (Cost — $4,606)	4,612
Deferred debt issuance and preferred stock offering costs and other assets	3,916

Total Assets	1,321,806

LIABILITIES
Payable for securities purchased (Cost — $8,441)	8,441
Investment management fee payable	1,343
Call option contracts written (Premiums received — $433)	713
Accrued directors’ fees and expenses	42
Accrued expenses and other liabilities	6,300
Senior unsecured notes	301,000
Mandatory redeemable preferred stock, $25.00 liquidation value per share (4,800,000 shares issued and outstanding)	120,000

Total Liabilities	437,839

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$883,967

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS CONSIST OF
Common stock, $0.001 par value (35,002,475 shares issued and outstanding and 195,200,000 shares authorized)	$35
Paid-in capital in excess of taxable income	670,536
Accumulated net investment income less distributions not treated as tax return of capital	(25,452)
Accumulated net realized gains less distributions not treated as tax return of capital	(4,642)
Net unrealized gains	243,490

NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS	$883,967

NET ASSET VALUE PER COMMON SHARE	$25.25

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF OPERATIONS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

INVESTMENT INCOME
Income
Dividends and distributions:
Non-affiliated investments	$50,115
Affiliated investments	4,323

Total dividends and distributions (after foreign taxes withheld of $1,661)	54,438
Return of capital	(32,547)

Net dividends and distributions	21,891
Interest	16,013

Total investment income	37,904

Expenses
Investment management fees	16,924
Administration fees	713
Professional fees	452
Reports to stockholders	221
Custodian fees	205
Directors’ fees and expenses	183
Insurance	96
Other expenses	501

Total Expenses — before interest expense and preferred distributions	19,295
Interest expense and amortization of debt issuance costs	15,274
Distributions on mandatory redeemable preferred stock and amortization of offering costs	6,037

Total expenses	40,606

Net Investment Loss	(2,702)

REALIZED AND UNREALIZED GAINS (LOSSES)
Net Realized Gains (Losses)
Investments — non-affiliated	89,466
Investments — affiliated	968
Foreign currency transactions	(1,214)
Options	10,962
Interest rate swap contracts	(115)

Net Realized Gains	100,067

Net Change in Unrealized Gains (Losses)
Investments — non-affiliated	(82,037)
Investments — affiliated	6,909
Foreign currency translations	26
Options	(336)

Net Change in Unrealized Losses	(75,438)

Net Realized and Unrealized Gains	24,629

NET INCREASE IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS RESULTING FROM OPERATIONS	$21,927

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CHANGES IN NET ASSETS APPLICABLE TO COMMON STOCKHOLDERS
(amounts in 000’s, except share amounts)

	For the Fiscal Year Ended
	November 30,
	2011	2010

OPERATIONS
Net investment income (loss)(1)	$(2,702)	$5,316
Net realized gains	100,067	81,962
Net change in unrealized gains (losses)	(75,438)	199,763

Net Increase in Net Assets Resulting from Operations	21,927	287,041

DIVIDENDS AND DISTRIBUTIONS TO COMMON STOCKHOLDERS(2)
Dividends	—	(65,449)
Distributions from net realized long-term capital gains	(66,578)	—
Distributions — return of capital	—	—

Dividends and Distributions	(66,578)	(65,449)

CAPITAL STOCK TRANSACTIONS
Issuance of 510,293 and 675,173 newly issued shares of common stock from reinvestment of distributions	13,554	15,794

Total Increase (Decrease) in Net Assets Applicable to Common Stockholders	(31,097)	237,386

NET ASSETS ATTRIBUTABLE TO COMMON STOCKHOLDERS
Beginning of year	915,064	677,678

End of year	$883,967	$915,064

(1)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income (loss). See Note 2 — Significant Accounting Policies. Distributions in the amounts of $5,796 and $3,672 paid to mandatory redeemable preferred stockholders for the fiscal years ended November 30, 2011 and 2010 were characterized as long-term capital gains and dividend income, respectively. This characterization is based on the Fund’s earnings and profits.

(2)	The information presented in each of these items is a characterization of a portion of the total dividends and distributions paid to common stockholders for the fiscal years ended November 30, 2011 and 2010 as either dividends (ordinary income) or distributions (long-term capital gains or return of capital). This characterization is based on the Fund’s earnings and profits.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
STATEMENT OF CASH FLOWS
FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2011
(amounts in 000’s)

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$21,927
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Return of capital distributions	32,547
Net realized gains (excluding foreign currency transactions)	(101,281)
Net unrealized losses (excluding impact of foreign currency translations)	75,464
Amortization of bond premiums, net	122
Purchase of long-term investments	(769,525)
Proceeds from sale of long-term investments	777,159
Proceeds from sale of short-term investments, net	28,041
Increase in deposits with brokers	(206)
Decrease in receivable for securities sold	8,667
Decrease in interest, dividends and distributions receivable	2,774
Amortization of deferred debt issuance costs	791
Amortization of mandatory redeemable preferred stock offering costs	241
Increase in other assets, net	(225)
Decrease in payable for securities purchased	(6,708)
Decrease in investment management fee payable	(1,265)
Decrease in call option contracts written, net	(146)
Increase in accrued directors’ fees and expenses	1
Increase in accrued expenses and other liabilities	506

Net Cash Provided by Operating Activities	68,884

CASH FLOWS FROM FINANCING ACTIVITIES
Repayment of revolving credit facility	(67,000)
Proceeds from offering of mandatory redeemable preferred stock	30,000
Proceeds from issuance of senior unsecured notes	60,000
Repayment of Series A senior unsecured notes	(9,000)
Costs associated with issuance of revolving credit facility	(90)
Costs associated with issuance of mandatory redeemable preferred stock	(427)
Costs associated with issuance of senior unsecured notes	(534)
Cash distributions paid to common stockholders	(53,024)

Net Cash Used in Financing Activities	(40,075)

NET INCREASE IN CASH	28,809
CASH — BEGINNING OF YEAR	1,343

CASH — END OF YEAR	$30,152

Supplemental disclosure of cash flow information:

Non-cash financing activities not included herein consist of reinvestment of distributions of $13,554 pursuant to the Fund’s dividend reinvestment plan. During the fiscal year ended November 30, 2011, interest paid was $14,290, and there were no income taxes paid.

During the fiscal year ended November 30, 2011, the Fund received $19,636 of paid-in-kind dividends. See Note 2 — Significant Accounting Policies.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

							For the Period
	For the Fiscal Year Ended						June 28, 2005(1)
	November 30,						through
	2011	2010	2009	2008	2007	2006	November 30, 2005

Per Share of Common Stock(2)
Net asset value, beginning of period	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13	$23.84	(3)
Net investment income (loss)(4)	(0.08)	0.16	0.31	0.88	1.09	1.17	0.23
Net realized and unrealized gains (losses)	0.71	8.24	8.26	(14.09)	4.82	2.34	0.33

Total income (loss) from operations	0.63	8.40	8.57	(13.21)	5.91	3.51	0.56

Auction rate preferred dividends(4)(5)	—	—	—	(0.34)	(0.23)	(0.44)	—
Auction rate preferred dividends — short-term capital gains(5)	—	—	—	—	(0.14)	—	—
Auction rate preferred distributions — long-term capital gains(5)	—	—	—	—	(0.13)	—	—

Total dividends and distributions — auction rate preferred	—	—	—	(0.34)	(0.50)	(0.44)	—

Common dividends(5)	—	(1.92)	(0.62)	(0.38)	(0.83)	(0.86)	(0.23)
Common dividends — short-term capital gains(5)	—	—	—	—	(0.53)	(0.81)	(0.04)
Common distributions — long-term capital gains(5)	(1.92)	—	—	—	(0.48)	—	—
Common distributions — return of capital(5)	—	—	(1.34)	(1.68)	—	(0.03)	—

Total dividends and distributions — common	(1.92)	(1.92)	(1.96)	(2.06)	(1.84)	(1.70)	(0.27)

Effect of common stock repurchased	—	—	—	—	—	0.05	—
Underwriting discounts and offering costs on the issuance of common and preferred stock	—	—	—	—	—	(0.11)	—
Gain on 765 shares of Series B Preferred Stock redeemed at a discount to liquidation value	—	—	—	0.03	—	—	—
Effect of shares issued in reinvestment of dividends	0.01	0.01	—	—	—	—	—

Total capital stock transactions	0.01	0.01	—	0.03	—	(0.06)	—

Net asset value, end of period	$25.25	$26.53	$20.04	$13.43	$29.01	$25.44	$24.13

Market value per share of common stock, end of period	$23.82	$28.34	$22.28	$10.53	$25.79	$25.00	$21.10

Total investment return based on common stock market value(6)	(9.7)%	37.9%	139.9%	(55.2)%	10.2%	27.2%	(14.6	)%(7)

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

								For the Period
								June 28, 2005(1)
	For the Fiscal Year Ended							through
	November 30,							November 30,
	2011	2010	2009	2008		2007	2006	2005

Supplemental Data and Ratios(8)
Net assets applicable to common stockholders, end of period	$883,967	$915,064	$677,678	$437,946		$934,434	$806,063	$776,963
Ratio of expenses to average net assets
Management fees	1.8%	1.7%	1.7%	1.6%		1.7%	1.7%	1.3%
Other expenses	0.2	0.3	0.3	0.3		0.3	0.3	0.4

Subtotal	2.0	2.0	2.0	1.9		2.0	2.0	1.7
Interest expense and distributions on mandatory redeemable preferred stock	2.3	2.3	2.6	0.7		0.2	0.1	—
Management fee waivers	—	—	—	—		(0.1)	(0.3)	(0.2)

Total expenses	4.3%	4.3%	4.6%	2.6%		2.1%	1.8%	1.5%

Ratio of net investment income (loss) to average net assets	(0.3)%	0.7%	2.0%	3.1%		3.8%	4.6%	2.3%
Net increase (decrease) in net assets applicable to common stockholders resulting from operations to average net assets	2.3%	37.2%	55.8%	(47.7)%		19.1%	12.3%	2.4	%(7)
Portfolio turnover rate	57.6%	62.0%	88.8%	65.0%		52.1%	63.8%	23.2	%(7)
Average net assets	$940,587	$771,297	$512,647	$915,456		$906,692	$802,434	$759,550
Senior unsecured notes outstanding, end of period	301,000	250,000	165,000	225,000		—	—	—
Revolving credit facility outstanding, end of period	—	67,000	47,000	—		41,000	—	40,000
Auction rate preferred stock, end of period	—	—	—	—		300,000	300,000	—
Mandatory redeemable preferred stock, end of period	120,000	90,000	—	—		—	—	—
Average shares of common stock outstanding	34,742,802	34,177,249	33,272,958	32,258,146		32,036,996	31,809,344	32,204,000
Asset coverage of total debt(9)	433.5%	417.1%	419.7%	294.6	%(10)	—	—	—
Asset coverage of total leverage (debt and preferred stock)(11)	310.0%	324.8%	419.7%	294.6	%(10)	374.0%	368.7%	—
Average amount of borrowings per share of common stock during the period	$8.92	$7.71	$5.18	$3.53		$0.53	$0.08	—

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
FINANCIAL HIGHLIGHTS
(amounts in 000’s, except share and per share amounts)

(1)	Commencement of operations.

(2)	Based on average shares of common stock outstanding.

(3)	Initial public offering price of $25.00 per share less underwriting discounts of $1.125 per share and offering costs of $0.04 per share.

(4)	Distributions on the Fund’s mandatory redeemable preferred stock are treated as an operating expense under GAAP and are included in the calculation of net investment income. See Note 2 — Significant Accounting Policies.

(5)	The information presented for each period is a characterization of the total distributions paid to the preferred stockholders and common stockholders as either a dividend (ordinary income) or a distribution (capital gains or return of capital) and is based on the Fund’s earnings and profits.

(6)	Total investment return is calculated assuming a purchase of common stock at the market price on the first day and a sale at the current market price on the last day of the period reported. The calculation also assumes reinvestment of distributions at actual prices pursuant to the Fund’s dividend reinvestment plan.

(7)	Not annualized.

(8)	Unless otherwise noted, ratios are annualized.

(9)	Calculated pursuant to section 18(a)(1)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes or any other senior securities representing indebtedness and mandatory redeemable preferred stock divided by the aggregate amount of Senior Notes and any other senior securities representing indebtedness. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it incur additional indebtedness if at the time of such declaration or incurrence its asset coverage with respect to senior securities representing indebtedness would be less than 300%. For purposes of this test, the revolving credit facility is considered a senior security representing indebtedness.

(10)	At November 30, 2008, the Fund’s asset coverage ratio on total debt pursuant to the 1940 Act was less than 300%. However, on December 2, 2008, the Fund entered into an agreement to repurchase $60,000 of its senior unsecured notes, which closed on December 5, 2008. Upon the closing of the repurchase of the senior unsecured notes, the Fund was in compliance with the 1940 Act and with its covenants under the senior unsecured notes agreements.

(11)	Calculated pursuant to section 18(a)(2)(A) of the 1940 Act. Represents the value of total assets less all liabilities not represented by Senior Notes, any other senior securities representing indebtedness and preferred stock divided by the aggregate amount of Senior Notes, any other senior securities representing indebtedness and preferred stock. Under the 1940 Act, the Fund may not declare or make any distribution on its common stock nor can it issue additional preferred stock if at the time of such declaration or issuance, its asset coverage with respect to all senior securities would be less than 200%. In addition to the limitations under the 1940 Act, the Fund, under the terms of its mandatory redeemable preferred stock, would not be able to declare or pay any distributions on its common stock if such declaration would cause its asset coverage with respect to all senior securities to be less than 225%. For purposes of these asset coverage ratio tests, the revolving credit facility is considered a senior security representing indebtedness.

See accompanying notes to financial statements.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

1.	Organization

Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) was organized as a Maryland corporation on March 31, 2005 and commenced operations on June 28, 2005. The Fund is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a non-diversified closed-end investment company. The Fund’s investment objective is to obtain a high total return with an emphasis on current income. The Fund intends to achieve this investment objective by investing in a portfolio of companies in the energy sector. The Fund’s investments in the energy sector focus on securities of energy companies, with the majority of its investments in equity securities of master limited partnerships and limited liability companies taxed as partnerships (“MLPs”), MLP affiliates, energy marine transportation companies and income trusts. The Fund’s shares of common stock are listed on the New York Stock Exchange, Inc. (“NYSE”) under the symbol “KYE.”

2.	Significant Accounting Policies

A. Use of Estimates — The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America (“GAAP”) requires management to make estimates and assumptions that affect the reported amount of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ materially from those estimates.

B. Cash and Cash Equivalents — Cash and cash equivalents include short-term, liquid investments with an original maturity of three months or less and include money market fund accounts.

C. Calculation of Net Asset Value — The Fund determines its net asset value no less frequently than as of the last day of each month based on the most recent close of regular session trading on the NYSE, and makes its net asset value available for publication monthly. Currently, the Fund calculates its net asset value on a weekly basis. Net asset value is computed by dividing the value of the Fund’s assets (including accrued interest and distributions), less all of its liabilities (including accrued expenses, distributions payable and any borrowings) and the liquidation value of any outstanding preferred stock by the total number of common shares outstanding.

D. Investment Valuation — Readily marketable portfolio securities listed on any exchange other than the NASDAQ Stock Market, Inc. (“NASDAQ”) are valued, except as indicated below, at the last sale price on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the most recent bid and ask prices on such day. Securities admitted to trade on the NASDAQ are valued at the NASDAQ official closing price. Portfolio securities traded on more than one securities exchange are valued at the last sale price on the business day as of which such value is being determined at the close of the exchange representing the principal market for such securities.

Equity securities traded in the over-the-counter market, but excluding securities admitted to trading on the NASDAQ, are valued at the closing bid prices. Debt securities that are considered bonds are valued by using the mean of the bid and ask prices provided by an independent pricing service. For debt securities that are considered bank loans, the fair market value is determined by the mean of the bid and ask prices provided by the agent or syndicate bank or principal market maker. When price quotes are not available, fair market value will be based on prices of comparable securities. In certain cases, the Fund may not be able to purchase or sell debt securities at the quoted prices due to the lack of liquidity for these securities.

Exchange-traded options and futures contracts are valued at the last sales price at the close of trading in the market where such contracts are principally traded or, if there was no sale on the applicable exchange on such day, at the mean between the quoted bid and ask price as of the close of such exchange.

The Fund holds securities that are privately issued or otherwise restricted as to resale. For these securities, as well as any other portfolio security held by the Fund for which reliable market quotations are not readily available,

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

valuations are determined in a manner that most fairly reflects fair value of the security on the valuation date. Unless otherwise determined by the Board of Directors, the following valuation process is used for such securities:

•	Investment Team Valuation. The applicable investments are valued by senior professionals of KA Fund Advisors, LLC (“KAFA” or the “Adviser”) who are responsible for the portfolio investments. The investments will be valued quarterly, unless a new investment is made during the quarter, in which case such investment is valued at the end of the month in which the investment was made.

•	Investment Team Valuation Documentation. Preliminary valuation conclusions will be determined by senior management of KAFA. Such valuations are submitted to the Valuation Committee (a committee of the Fund’s Board of Directors) or the Board of Directors on a monthly or quarterly basis, as appropriate, and stand for intervening periods of time.

•	Valuation Committee. The Valuation Committee meets to consider the valuations submitted by KAFA (1) at the end of each month for new investments, if any, and (2) at the end of each quarter for existing investments. Between meetings of the Valuation Committee, a senior officer of KAFA is authorized to make valuation determinations. All valuation determinations of the Valuation Committee are subject to ratification by the Board of Directors at its next regular meeting.

•	Valuation Firm. No less than quarterly, a third-party valuation firm engaged by the Board of Directors reviews the valuation methodologies and calculations employed for these securities.

•	Board of Directors Determination. The Board of Directors meets quarterly to consider the valuations provided by KAFA and the Valuation Committee, if applicable, and ratify valuations for the applicable securities. The Board of Directors considers the report provided by the third-party valuation firm in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Unless otherwise determined by the Board of Directors, securities that are convertible into or otherwise will become publicly traded (e.g., through subsequent registration or expiration of a restriction on trading) are valued through the process described above, using a valuation based on the fair value of the publicly-traded security less a discount. The discount is initially equal in amount to the discount negotiated at the time the purchase price is agreed to. To the extent that such securities are convertible or otherwise become publicly traded within a time frame that may be reasonably determined, this discount will be amortized on a straight line basis over such estimated time frame.

As of November 30, 2011, the Fund held 2.5% of its net assets applicable to common stockholders (1.6% of total assets) in securities that were fair valued pursuant to the procedures adopted by the Board of Directors. The aggregate fair value of these securities at November 30, 2011 was $21,667. See Note 7 — Restricted Securities.

E. Repurchase Agreements — The Fund has agreed, from time to time, to purchase securities from financial institutions subject to the seller’s agreement to repurchase them at an agreed-upon time and price (“repurchase agreements”). The financial institutions with whom the Fund enters into repurchase agreements are banks and broker/dealers which KAFA considers creditworthy. The seller under a repurchase agreement is required to maintain the value of the securities as collateral, subject to the agreement, at not less than the repurchase price plus accrued interest. KAFA monitors daily the mark-to-market of the value of the collateral, and, if necessary, requires the seller to maintain additional securities, so that the value of the collateral is not less than the repurchase price. Default by or bankruptcy of the seller would, however, expose the Fund to possible loss because of adverse market action or delays in connection with the disposition of the underlying securities. As of November 30, 2011, the Fund did not have any repurchase agreements.

F. Short Sales — A short sale is a transaction in which the Fund sells securities it does not own (but has borrowed) in anticipation of or to hedge against a decline in the market price of the securities. To complete a short sale, the Fund may arrange through a broker to borrow the securities to be delivered to the buyer. The proceeds

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

received by the Fund for the short sale are retained by the broker until the Fund replaces the borrowed securities. In borrowing the securities to be delivered to the buyer, the Fund becomes obligated to replace the securities borrowed at their market price at the time of replacement, whatever the price may be.

The Fund’s short sales, if any, are fully collateralized. The Fund is required to maintain assets consisting of cash or liquid securities equal in amount to the liability created by the short sale. These assets are adjusted daily to reflect changes in the value of the securities sold short. The Fund is liable for any dividends or distributions paid on securities sold short.

The Fund may also sell short “against the box” (i.e., the Fund enters into a short sale as described above while holding an offsetting long position in the security which it sold short). If the Fund enters into a short sale “against the box,” the Fund would segregate an equivalent amount of securities owned as collateral while the short sale is outstanding. During the fiscal year ended November 30, 2011, the Fund did not engage in any short sales.

G. Derivative Financial Instruments — The Fund may utilize derivative financial instruments in its operations.

Interest rate swap contracts.  The Fund may use hedging techniques such as interest rate swaps to mitigate potential interest rate risk on a portion of the Fund’s leverage. Such interest rate swaps would principally be used to protect the Fund against higher costs on its leverage resulting from increases in short term interest rates. The Fund does not hedge any interest rate risk associated with portfolio holdings. Interest rate transactions the Fund uses for hedging purposes expose it to certain risks that differ from the risks associated with its portfolio holdings. A decline in interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to an interest rate swap defaults, the Fund would not be able to use the anticipated net receipts under the interest rate swap to offset its cost of financial leverage.

Interest rate swap contracts are recorded at fair value with changes in value during the reporting period, and amounts accrued under the agreements, included as unrealized gains or losses in the Statement of Operations. Monthly cash settlements under the terms of the interest rate swap agreements or termination payments are recorded as realized gains or losses in the Statement of Operations. The Fund generally values its interest rate swap contracts based on dealer quotations, if available, or by discounting the future cash flows from the stated terms of the interest rate swap agreement by using interest rates currently available in the market. At November 30, 2011, the Fund had no interest rate swap contracts outstanding. See Note 8 — Derivative Financial Instruments.

Option contracts.  The Fund is also exposed to financial market risks including changes in the valuations of its investment portfolio. The Fund may purchase or write (sell) call options. A call option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from the writer of the option the security underlying the option at a specified exercise price at any time during the term of the option.

The Fund would normally purchase call options in anticipation of an increase in the market value of securities of the type in which it may invest. The Fund would realize a gain on a purchased call option if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise the Fund would realize either no gain or a loss on the purchased call option. The Fund may also purchase put option contracts. If a purchased put option is exercised, the premium paid increases the cost basis of the securities sold by the Fund.

The Fund may also write (sell) call options with the purpose of generating realized gains or reducing its ownership of certain securities. If the Fund writes a call option on a security, the Fund has the obligation upon exercise of the option to deliver the underlying security upon payment of the exercise price. The Fund will only write call options on securities that the Fund holds in its portfolio (i.e., covered calls).

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

When the Fund writes a call option, an amount equal to the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current fair value of the option written. Premiums received from writing options that expire unexercised are treated by the Fund on the expiration date as realized gains from investments. If the Fund repurchases a written call option prior to its exercise, the difference between the premium received and the amount paid to repurchase the option is treated as a realized gain or loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether the Fund has realized a gain or loss. The Fund, as the writer of an option, bears the market risk of an unfavorable change in the price of the security underlying the written option. See Note 8 — Derivative Financial Instruments.

H. Security Transactions — Security transactions are accounted for on the date these securities are purchased or sold (trade date). Realized gains and losses are reported on an identified cost basis.

I. Return of Capital Estimates — Dividends and distributions received from the Fund’s investments are comprised of income and return of capital. The payments made by MLPs are categorized as “distributions” and payments made by corporations are categorized as “dividends.” At the time such dividends and distributions are received the Fund estimates the amount of such payment that is considered investment income and the amount that is considered a return of capital. Such estimates are based on historical information available from each investment and other industry sources. These estimates may subsequently be revised based on information received from investments after their tax reporting periods are concluded.

The following table sets forth (1) the components of total dividends and distributions, (2) the percentage of return of capital attributable to each category and (3) the estimated total return of capital portion of the dividends and distributions received from investments and the amounts that are attributable to net realized gains (losses) and net change in unrealized gains (losses). The return of capital portion of the dividends and distributions received is a reduction to investment income, results in an equivalent reduction in the cost basis of the associated investments, and increases net realized gains (losses) and net change in unrealized gains (losses).

Fiscal Year
Ended
November 30,
2011

Dividends from investments	$35,293
Distributions from investments	20,806

Total dividends and distributions from investments (before foreign taxes withheld of $1,661)	$56,099

Dividends — % return of capital	34%
Distributions — % return of capital	98%
Total dividends and distributions — % return of capital	58%

Return of capital — attributable to net realized gains (losses)	$11,906
Return of capital — attributable to net change in unrealized gains (losses)	20,641

Total return of capital	$32,547

For the fiscal year ended November 30, 2011, the Fund estimated the return of capital portion of distributions received to be $29,374 or 52%. This amount was increased by $3,173 attributable to 2010 tax reporting information received by the Fund from our portfolio investments during the fourth quarter of fiscal 2011. As a result, the total return of capital percentage for the year ended November 30, 2011 was 58%.

A significant part of the $3,173 increase was attributable to MLPs, which resulted in the return of capital percentage related to distributions to increase from the estimate of 90% to 98%.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

J. Investment Income — The Fund records dividends and distributions on the ex-dividend date. Interest income is recognized on the accrual basis, including amortization of premiums and accretion of discounts. When investing in securities with payment in-kind interest, the Fund will accrue interest income during the life of the security even though it will not be receiving cash as the interest is accrued. To the extent that interest income to be received is not expected to be realized, a reserve against income is established. During the fiscal year ended November 30, 2011, the Fund did not have a reserve against interest income, since all interest income accrued is expected to be received.

Many of the debt securities that the Fund holds were purchased at a discount or premium to the par value of the security. The non-cash accretion of a discount to par value increases interest income while the non-cash amortization of a premium to par value decreases interest income. The accretion of a discount and amortization of a premium are based on the effective interest method. The amount of these non-cash adjustments can be found in the Fund’s Statement of Cash Flows. The non-cash accretion of a discount increases the cost basis of the debt security, which results in an offsetting unrealized loss. The non-cash amortization of a premium decreases the cost basis of the debt security which results in an offsetting unrealized gain. To the extent that par value is not expected to be realized, the Fund discontinues accruing the non-cash accretion of the discount to par value of the debt security.

The Fund receives paid-in-kind dividends in the form of additional units from its investments in Enbridge Energy Management, L.L.C., Kinder Morgan Management, LLC and Buckeye Partners, L.P. (Class B Units). In connection with the purchase of units directly from PAA Natural Gas Storage, L.P. in a private investment in public equity (“PIPE investment”) transaction, the Fund was entitled to the distribution paid to unitholders of record on February 4, 2011, even though such investment had not closed at such date. Pursuant to the purchase agreement, the purchase price for the PAA Natural Gas Storage, L.P. units was reduced by the amount of such dividend, which had the effect of paying such distribution in additional units. The additional units are not reflected in investment income during the period received but are recorded as unrealized gains. During the fiscal year ended November 30, 2011, the Fund received the following paid-in-kind dividends.

Fiscal Year
Ended
November 30,
2011

Enbridge Energy Management, L.L.C.	$8,461
Kinder Morgan Management, LLC	10,544
Buckeye Partners, L.P. (Class B Units)	550
PAA Natural Gas Storage, L.P.	81

Total paid-in-kind dividends	$19,636

K. Distributions to Stockholders — Distributions to common stockholders are recorded on the ex-dividend date. Distributions to mandatory redeemable preferred stockholders are accrued on a daily basis as described in Note 12 — Preferred Stock. As required by the Distinguishing Liabilities from Equity topic of the Financial Accounting Standards Board (the “FASB”) Accounting Standards Codification, the Fund includes the accrued distributions on its mandatory redeemable preferred stock as an operating expense due to the fixed term of this obligation. For tax purposes the payments made to the holders of the Fund’s mandatory redeemable preferred stock are treated as dividends or distributions.

The estimated characterization of the distributions paid to preferred and common stockholders will be either a dividend (ordinary income) or distribution (return of capital). This estimate is based on the Fund’s operating results during the period. The actual characterization of the preferred and common stock distributions made during the current year will not be determinable until after the end of the fiscal year when the Fund can determine earnings and profits and, therefore, the characterization may differ from the preliminary estimates.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

L. Partnership Accounting Policy — The Fund records its pro-rata share of the income/(loss) and capital gains/(losses), to the extent of distributions it has received, allocated from the underlying partnerships and adjusts the cost basis of the underlying partnerships accordingly. These amounts are included in the Fund’s Statement of Operations.

M. Taxes — It is the Fund’s intention to continue to be treated as and to qualify each year for special tax treatment afforded a regulated investment company (“RIC”’) under Subchapter M of the Internal Revenue Code of 1986, as amended. As long as the Fund meets certain requirements that govern its source of income, diversification of assets and timely distribution of earnings to stockholders, the Fund will not be subject to U.S. federal income tax. See Note 4 — Taxes.

Dividend income received by the Fund from sources within Canada is subject to a 15% foreign withholding tax. Interest income on Canadian corporate obligations may be subject to a 10% withholding tax unless an exemption is met. The most common exemption available is for corporate bonds that have a tenor of at least 5 years, provided that not more than 25% of the principal is repayable in the first five years and provided that the borrower and lender are not “associated.” Further, interest is exempt if derived from debt obligations guaranteed by the Canadian government.

The Accounting for Uncertainty in Income Taxes Topic of the FASB Accounting Standards Codification defines the threshold for recognizing the benefits of tax-return positions in the financial statements as “more-likely-than-not” to be sustained by the taxing authority and requires measurement of a tax position meeting the more-likely-than-not criterion, based on the largest benefit that is more than 50% likely to be realized.

The Fund’s policy is to classify interest and penalties associated with underpayment of federal and state income taxes, if any, as income tax expense on its Statement of Operations. For the fiscal year ended November 30, 2011, the Fund did not have any interest or penalties associated with the underpayment of any income taxes. The tax years from 2008 through 2011 remain open and subject to examination by tax jurisdictions.

N. Foreign Currency Translations — The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis: (i) market value of investment securities, assets and liabilities at the rate of exchange as of the valuation date; and (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

The Fund does not isolate that portion of gains and losses on investments in equity and debt securities which is due to changes in the foreign exchange rates from that which is due to changes in market prices of equity and debt securities. Accordingly, realized and unrealized foreign currency gains and losses with respect to such securities are included in the reported net realized and unrealized gains and losses on investment transactions balances.

Net realized foreign exchange gains or losses represent gains and losses from transactions in foreign currencies and foreign currency contracts, foreign exchange gains or losses realized between the trade date and settlement date on security transactions, and the difference between the amounts of interest and dividends recorded on the Fund’s books and the U.S. dollar equivalent of such amounts on the payment date.

Net unrealized foreign exchange gains or losses represent the difference between the cost of assets and liabilities (other than investments) recorded on the Fund’s books from the value of the assets and liabilities (other than investments) on the valuation date.

O. Indemnifications — Under the Fund’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund enters into contracts that provide general indemnification to other parties. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

against the Fund that have not yet occurred, and may not occur. However, the Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

3.	Fair Value

As required by the Fair Value Measurement and Disclosures of the FASB Accounting Standards Codification, the Fund has performed an analysis of all assets and liabilities measured at fair value to determine the significance and character of all inputs to their fair value determination.

The fair value hierarchy prioritizes the inputs to valuation techniques used to measure fair value into the following three broad categories. Note that the valuation levels below are not necessarily an indication of the risk or liquidity associated with the underlying investment.

•	Level 1 — Quoted unadjusted prices for identical instruments in active markets traded on a national exchange to which the Fund has access at the date of measurement.

•	Level 2 — Quoted prices for similar instruments in active markets; quoted prices for identical or similar instruments in markets that are not active; and model-derived valuations in which all significant inputs and significant value drivers are observable in active markets. Level 2 inputs are those in markets for which there are few transactions, the prices are not current, little public information exists or instances where prices vary substantially over time or among brokered market makers.

•	Level 3 — Model derived valuations in which one or more significant inputs or significant value drivers are unobservable. Unobservable inputs are those inputs that reflect the Fund’s own assumptions that market participants would use to price the asset or liability based on the best available information.

The following table presents the Fund’s assets and liabilities measured at fair value on a recurring basis at November 30, 2011. The Fund presents these assets by security type and description on its Schedule of Investments.

		Quoted Prices in	Prices with Other	Unobservable
		Active Markets	Observable Inputs	Inputs
	Total	(Level 1)	(Level 2)	(Level 3)

Assets at Fair Value
Equity investments	$1,118,118	$1,096,451	$—	$21,667
Debt investments	159,947	—	159,947	—

Total assets at fair value	$1,278,065	$1,096,451	$159,947	$21,667

Liabilities at Fair Value
Call option contracts written	$713	$—	$713	$—

For the fiscal year ended November 30, 2011, there were no transfers between Level 1 and Level 2.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and IFRSs”. ASU No. 2011-04 establishes common requirements for measuring fair value and for disclosing information about fair value measurements in accordance with U.S. GAAP and International Financial Reporting Standards (“IFRSs”). ASU No. 2011-04 is effective for interim and annual periods beginning after December 15, 2011 and is applied prospectively. Management is currently evaluating ASU No. 2011-04 and does not believe that it will have a material impact on the Fund’s financial statements and disclosures.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table presents the Fund’s assets measured at fair value on a recurring basis using significant unobservable inputs (Level 3) for the fiscal year ended November 30, 2011.

Equity
Investments

Balance — November 30, 2010	$—
Purchases	39,952
Issuances	550
Transfer out	(19,950)
Realized gains (losses)	—
Unrealized gains, net	1,115

Balance — November 30, 2011	$21,667

The $1,115 of unrealized gains presented in the table above for the fiscal year ended November 30, 2011 related to investments that are still held at November 30, 2011, and the Fund includes these unrealized gains in the Statement of Operations — Net Change in Unrealized Gains (Losses).

The purchases of $39,952 for the fiscal year ended November 30, 2011 relate to the Fund’s investments in Regency Energy Partners L.P. (Common Units), Buckeye Partners, L.P. (Class B Units), Buckeye Partners, L.P. (Common Units), PAA Natural Gas Storage, L.P. (Common Units) and Teekay Offshore Partners L.P. (Common Units). The issuances of $550 relate to the Class B Units of Buckeye Partners, L.P. The Fund’s investments in the common units of Buckeye Partners, L.P., PAA Natural Gas Storage, L.P. and Regency Energy Partners L.P., which are noted as transfers out of Level 3 in the table above, became readily marketable during the fiscal year ended November 30, 2011.

4.	Taxes

Income and capital gain distributions made by RICs often differ from the aggregate GAAP basis net investment income/(loss) and any net realized gains/(losses). For the Fund, the principal reason for these differences is the return of capital treatment of dividends and distributions from MLPs, income trusts and certain other of its investments. Net investment income and net realized gains for GAAP purposes may differ from taxable income for federal income tax purposes due to wash sales, disallowed partnership losses from MLPs and foreign currency transactions. As of November 30, 2011, the principal temporary differences were (a) realized losses that were recognized for book purposes, but disallowed for tax purposes due to wash sale rules; (b) disallowed partnership losses related to the Fund’s MLP investments and (c) other basis adjustments in the Fund’s MLPs and other investments. For purposes of characterizing the nature of the dividends/distributions to investors, the amounts in excess of the Fund’s earnings and profits for federal income tax purposes are treated as a return of capital. Earnings and profits differ from taxable income due principally to adjustments related to the Fund’s investments in MLPs. During the fiscal year ended November 30, 2011, the Fund reclassified $5,775 from accumulated net investment income to paid-in capital primarily due to distributions in excess of taxable net investment income. The Fund also reclassified $70,195 of accumulated capital gains to accumulated net investment income due to permanent differences between GAAP and tax treatment of certain net realized gains.

The tax basis of the components of distributable earnings can differ from the amounts reflected in the Statement of Assets and Liabilities due to temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The Fund had $776 of

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

distributable earnings on a tax basis as of November 30, 2011. The following table sets forth the components of accumulated income on a tax basis for the Fund.

As of
November 30,
2011

Undistributed ordinary income	$—
Undistributed long-term capital gains	776
Capital loss carryforward	—
Unrealized appreciation of investments	212,620

Total accumulated income	$213,396

For the fiscal year ended November 30, 2011, the tax character of the total $66,578 distributions paid to common stockholders and the tax character of the total $5,796 distributions paid to mandatory redeemable preferred stock was all long-term capital gains.

For the fiscal year ended November 30, 2010, the tax character of the total $65,449 distributions paid to common stockholders and the tax character of the total $3,672 distributions paid to mandatory redeemable preferred stockholders was all ordinary income.

Under the Regulated Investment Company Modernization Act of 2010 (the “Act”), net capital losses recognized after December 31, 2010 may be carried forward indefinitely, and their character is retained as short-term and/or long-term losses. Prior to the enactment of the Act, pre-enactment net capital losses were carried forward for eight years and treated as short-term losses. As a transition rule, the Act requires that post-enactment net capital losses be used before pre-enactment net capital losses. As of November 30, 2011, the Fund had no capital loss carryforwards.

At November 30, 2011, the cost basis of investments for federal income tax purposes was $1,065,178 and the net cash received on option contracts written was $433. At November 30, 2011, gross unrealized appreciation and depreciation of investments and options for federal income tax purposes were as follows:

Gross unrealized appreciation of investments (including options)	$303,549
Gross unrealized depreciation of investments (including options)	(90,942)

Net unrealized appreciation of investments before foreign currency related translations	212,607
Unrealized appreciation on foreign currency related translations	13

Net unrealized appreciation of investments	$212,620

5.	Concentration of Risk

The Fund’s investment objective is to obtain a high level of total return with an emphasis on current income paid to its stockholders. Under normal circumstances, the Fund intends to invest at least 80% of total assets in securities of Energy Companies. The Fund invests in equity securities such as common stocks, preferred stocks, convertible securities, warrants, depository receipts, and equity interests in MLPs, MLP affiliates, income trusts and other Energy Companies. Additionally, the Fund may invest up to 30% of its total assets in debt securities. It may directly invest up to 25% (or such higher amount as permitted by any applicable tax diversification rules) of its total assets in equity or debt securities of MLPs. The Fund may invest up to 50% of its total assets in unregistered or otherwise restricted securities of Energy Companies. It will not invest more than 15% of its total assets in any single issuer. The Fund may, for defensive purposes, temporarily invest all or a significant portion of its assets in investment grade securities, short-term debt securities and cash or cash equivalents. To the extent the Fund uses this strategy, it may not achieve its investment objectives.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

6.	Agreements and Affiliations

A. Administration Agreement — The Fund has entered into an administration agreement with Ultimus Fund Solutions, LLC (“Ultimus”), which may be amended from time to time. Pursuant to the administration agreement, Ultimus will provide certain administrative services for the Fund. The administration agreement has automatic one-year renewals unless earlier terminated by either party as provided under the terms of the administration agreement.

B. Investment Management Agreement — The Fund has entered into an investment management agreement with KAFA under which the Adviser, subject to the overall supervision of the Fund’s Board of Directors, manages the day-to-day operations of, and provides investment advisory services to, the Fund. For providing these services, the Adviser receives a management fee from the Fund. On June 14, 2011, the Fund renewed its agreement with the Adviser for a period of one year. The agreement may be renewed annually upon the approval of the Fund’s Board of Directors and a majority of the Fund’s Directors who are not “interested persons” of the Fund, as such term is defined in the 1940 Act.

For the fiscal year ended November 30, 2011, the Fund paid management fees at an annual rate of 1.25% of average monthly total assets of the Fund.

For purposes of calculating the management fee, the “average total assets” for each monthly period are determined by averaging the total assets at the last business day of that month with the total assets at the last business day of the prior month. The total assets of the Fund shall be equal to its average monthly gross asset value (which includes assets attributable to or proceeds from the Fund’s use of preferred stock, commercial paper or notes or other borrowings), minus the sum of the Fund’s accrued and unpaid dividends/distributions on any outstanding common stock and accrued and unpaid dividends/distributions on any outstanding preferred stock and accrued liabilities (other than liabilities associated with borrowing or leverage by the Fund). Liabilities associated with borrowing or leverage include the principal amount of any borrowings, commercial paper or notes issued by the Fund, the liquidation preference of any outstanding preferred stock, and other liabilities from other forms of borrowing or leverage such as short positions and put or call options held or written by the Fund.

C. Portfolio Companies — From time to time, the Fund may “control” or may be an “affiliate” of one or more portfolio companies, each as defined in the 1940 Act. In general, under the 1940 Act, the Fund would “control” a portfolio company if the Fund owned 25% or more of its outstanding voting securities and would be an “affiliate” of a portfolio company if the Fund owned 5% or more of its outstanding voting securities. The 1940 Act contains prohibitions and restrictions relating to transactions between investment companies and their affiliates (including the Fund’s investment adviser), principal underwriters and affiliates of those affiliates or underwriters.

The Fund believes that there is significant ambiguity in the application of existing Securities and Exchange Commission (“SEC”) staff interpretations of the term “voting security” to complex structures such as limited partnership interests of the kind in which the Fund invests. As a result, it is possible that the SEC staff may consider that certain securities investments in limited partnerships are voting securities under the staff’s prevailing interpretations of this term. If such determination is made, the Fund may be regarded as a person affiliated with and controlling the issuer(s) of those securities for purposes of Section 17 of the 1940 Act.

In light of the ambiguity of the definition of voting securities, the Fund does not intend to treat any class of limited partnership interests that it holds as “voting securities” unless the security holders of such class currently have the ability, under the partnership agreement, to remove the general partner (assuming a sufficient vote of such securities, other than securities held by the general partner, in favor of such removal) or the Fund has an economic interest of sufficient size that otherwise gives it the de facto power to exercise a controlling influence over the partnership. The Fund believes this treatment is appropriate given that the general partner controls the partnership, and without the ability to remove the general partner or the power to otherwise exercise a controlling influence over the partnership due to the size of an economic interest, the security holders have no control over the partnership.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

Plains All American Pipeline, L.P. — Robert V. Sinnott is Chief Executive Officer of Kayne Anderson Capital Advisors, L.P. (“KACALP”), the managing member of KAFA. Mr. Sinnott also serves as a director on the board of Plains All American GP LLC (“Plains GP”), the general partner of Plains All American Pipeline, L.P. (“PAA”). Members of senior management of KACALP and KAFA and various affiliated funds managed by KACALP own units of Plains GP. The Fund believes that it is an affiliate of PAA under the 1940 Act by virtue of (i) various affiliated Kayne Anderson funds’ ownership interests in the Plains GP and (ii) Mr. Sinnott’s participation on the board of Plains GP.

PAA Natural Gas Storage, L.P. (“PNG”) is an affiliate of PAA and Plains GP. PAA owns 62% of PNG’s limited partner units and owns PNG’s general partner. The Fund does not believe it is an affiliate of PNG based on the current facts and circumstances.

7.	Restricted Securities

From time to time, certain of the Fund’s investments may be restricted as to resale. For instance, private investments that are not registered under the Securities Act of 1933, as amended, cannot be offered for public sale in a non-exempt transaction without first being registered. In other cases, certain of the Fund’s investments have restrictions such as lock-up agreements that preclude the Fund from offering these securities for public sale.

At November 30, 2011, the Fund held the following restricted investments:

				Number of
				Units,				Percent	Percent
		Acquisition	Type of	Principal ($)	Cost	Fair	Fair Value	of Net	of Total
Investment	Security	Date	Restriction	(in 000s)	Basis	Value	per Unit	Assets	Assets

Level 3 Investments(1)
Buckeye Partners, L.P.	Class B Units	(2)	(3)	189	$10,002	$10,811	$57.34	1.2%	0.8%
Teekay Offshore Partners L.P.	Common Units	11/25/11	(3)	418	10,000	10,856	25.95	1.3	0.8

Total					$20,002	$21,667		2.5%	1.6%

Level 2 Investments(4)
Antero Resources LLC	Senior Notes	7/27/11	(3)	$1,750	$1,750	$1,759	n/a	0.2%	0.1%
Clayton Williams Energy, Inc.	Senior Notes	(2)	(3)	10,250	9,961	9,481	n/a	1.1	0.7
Crestwood Holdings Partners, LLC	Secured Term Loan	(2)	(5)	15,371	15,114	15,602	n/a	1.7	1.2
Foresight Energy LLC	Senior Notes	(2)	(5)	21,000	21,355	21,000	n/a	2.4	1.6
Kodiak Oil & Gas Corp.	Senior Notes	11/18/11	(3)	750	750	762	n/a	0.1	0.1
Paramount Resources Ltd.	Senior Notes	11/30/10	(3)	(6)	7,063	7,302	n/a	0.8	0.5
Southern Pacific Resources Corp.	Secured Term Loan	(2)	(3)	14,056	14,171	14,127	n/a	1.6	1.1

Total					$70,164	$70,033		7.9%	5.3%

Total of all restricted securities					$90,166	$91,700		10.4%	6.9%

(1)	Securities are valued using inputs reflecting the Fund’s own assumptions as more fully described in Note 2 — Significant Accounting Policies.

(2)	Security was acquired at various dates during the fiscal years ended November 30, 2011 or 2010.

(3)	Unregistered or restricted security of a public company.

(4)	These securities have a fair market value determined by the mean of the bid and ask prices provided by an agent or a syndicate bank, principal market maker or an independent pricing service as more fully described in Note 2 — Significant Accounting Policies. These securities have limited trading volume and are not listed on a national exchange.

(5)	Unregistered security of a private company.

(6)	Principal amount is 7,250 Canadian dollars.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

8.	Derivative Financial Instruments

As required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification, the following are the derivative instruments and hedging activities of the Fund. See Note 2 — Significant Accounting Policies.

Option Contracts — Transactions in option contracts for the fiscal year ended November 30, 2011 were as follows:

	Number of
	Contracts	Premium
Call Options Written
Options outstanding — November 30, 2010	4,261	$579
Options written	185,550	19,594
Options subsequently repurchased(1)	(136,080)	(14,428)
Options exercised	(36,743)	(4,144)
Options expired	(12,938)	(1,168)

Options outstanding — November 30, 2011(2)	4,050	$433

(1)	The price at which the Fund subsequently repurchased the options was $4,626, which resulted in net realized gains of $9,801.

(2)	The percentage of total investments subject to call options written was 1.3% at November 30, 2011.

Interest Rate Swap Contracts — The Fund may enter into interest rate swap contracts to partially hedge itself from increasing interest expense on its leverage resulting from increasing short-term interest rates. A decline in future interest rates may result in a decline in the value of the swap contracts, which, everything else being held constant, would result in a decline in the net assets of the Fund. In addition, if the counterparty to the interest rate swap contracts defaults, the Fund would not be able to use the anticipated receipts under the swap contracts to offset the interest payments on the Fund’s leverage. At the time the interest rate swap contracts reach their scheduled termination, there is a risk that the Fund would not be able to obtain a replacement transaction or that the terms of the replacement transaction would not be as favorable as on the expiring transaction. In addition, if the Fund is required to terminate any swap contract early, then the Fund could be required to make a termination payment. As of November 30, 2011, the Fund did not have any interest rate swap contracts outstanding.

During the second quarter of fiscal 2011, the Fund entered into interest rate swap contracts ($40,000 notional amount) in anticipation of the private placements of senior notes and mandatory redeemable preferred stock. In conjunction with the pricing of the private placements on April 27, 2011, these interest rate swap contracts were terminated and resulted in a $115 realized loss.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The following table sets forth the fair value of the Fund’s derivative instruments on the Statement of Assets and Liabilities:

Derivatives Not Accounted for as		Fair Value as of
Hedging Instruments	Statement of Assets and Liabilities Location	November 30, 2011

Call options	Call option contracts written	$(713)

The following table sets forth the effect of the Fund’s derivative instruments on the Statement of Operations:

		For the Fiscal Year
		Ended November 30, 2011
			Net Change in
		Net Realized	Unrealized
		Gains/(Losses) on	Gains/(Losses) on
		Derivatives	Derivatives
Derivatives Not Accounted For as	Location of Gains/(Losses)	Recognized in	Recognized in
Hedging Instruments	on Derivatives Recognized in Income	Income	Income

Call options	Options	$10,962	$(336)
Interest rate swap contracts	Interest rate swap contracts	(115)	—

		$10,847	$(336)

9.	Investment Transactions

For the fiscal year ended November 30, 2011, the Fund purchased and sold securities in the amounts of $769,525 and $777,159 (excluding short-term investments and options), respectively.

10.	Revolving Credit Facility

At November 30, 2011, the Fund had a $100,000 unsecured revolving credit facility (the “Credit Facility”) with a syndicate of lenders. During fiscal 2011, the Fund increased the size of its Credit Facility from $80,000 to $100,000 through an amendment to the facility. The Credit Facility matures on June 11, 2013. The interest rate may vary between LIBOR plus 1.75% to LIBOR plus 3.00%, depending on the Fund’s asset coverage ratios. Outstanding loan balances will accrue interest daily at a rate equal to one-month LIBOR plus 1.75%, based on current asset coverage ratios. The Fund will pay a fee of 0.40% per annum on any unused amounts of the Credit Facility. See Financial Highlights for the Fund’s asset coverage ratios under the 1940 Act.

For the fiscal year ended November 30, 2011, the average amount outstanding under the Credit Facility was $28,392 with a weighted average interest rate of 1.49%. As of November 30, 2011, the Fund did not have any amount outstanding under the Credit Facility.

11.	Senior Unsecured Notes

At November 30, 2011, the Fund had $301,000 aggregate principal amount of senior unsecured fixed and floating rate notes (the “Senior Notes”) outstanding. On May 10, 2011, the Fund issued $60,000 of Senior Notes. On August 13, 2011, the Fund repaid its Series A Senior Notes ($9,000) upon maturity.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of Senior Notes.

	Principal		Principal	Estimated
	Outstanding,	Principal	Outstanding,	Fair Value,
	November 30,	Issued	November 30,	November 30,	Fixed/Floating
Series	2010	(Matured)	2011	2011	Interest Rate	Maturity

A	$9,000	$(9,000)	$—	$—	5.65%	8/13/11
B	28,000	—	28,000	29,200	5.90%	8/13/12
C	128,000	—	128,000	138,200	6.06%	8/13/13
D	58,000	—	58,000	61,500	4.15%	3/5/15
E	27,000	—	27,000	26,800	3-month LIBOR + 155 bps	3/5/15
F	—	30,000	30,000	29,600	3-month LIBOR + 145 bps	5/10/16
G	—	20,000	20,000	20,700	3.71%	5/10/16
H	—	10,000	10,000	10,600	4.38%	5/10/18

	$250,000	$51,000	$301,000	$316,600

Holders of the fixed rate Senior Notes are entitled to receive cash interest payments semi-annually (on August 13 and February 13) at the fixed rate. Holders of the floating rate Senior Notes are entitled to receive cash interest payments quarterly (on February 13, May 13, August 13 and November 13) at the floating rate. During the fiscal year ended November 30, 2011, the weighted average interest rate on the outstanding Senior Notes was 4.85%.

As of November 30, 2011, each series of Senior Notes were rated “AAA” by FitchRatings and series B, C, D, and E Senior Notes were rated “Aa1” by Moody’s. In the event the credit rating on any series of Senior Notes falls below “A-” (FitchRatings) or “A3” (Moody’s), the interest rate on such series will increase by 1% during the period of time such series is rated below “A-” or “A3”.

The Senior Notes were issued in private placement offerings to institutional investors and are not listed on any exchange or automated quotation system. The Senior Notes contain various covenants related to other indebtedness, liens and limits on the Fund’s overall leverage. Under the 1940 Act and the terms of the Senior Notes, the Fund may not declare dividends or make other distributions on shares of common stock or purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to the outstanding Senior Notes would be less than 300%.

The Senior Notes are redeemable in certain circumstances at the option of the Fund. The Senior Notes are also subject to a mandatory redemption to the extent needed to satisfy certain requirements if the Fund fails to meet an asset coverage ratio required by law and is not able to cure the coverage deficiency by the applicable deadline, or fails to cure a deficiency as stated in the Fund’s rating agency guidelines in a timely manner.

The Senior Notes are unsecured obligations of the Fund and, upon liquidation, dissolution or winding up of the Fund, will rank: (1) senior to all the Fund’s outstanding preferred shares; (2) senior to all of the Fund’s outstanding common shares; (3) on a parity with any unsecured creditors of the Fund and any unsecured senior securities representing indebtedness of the Fund; and (4) junior to any secured creditors of the Fund.

At November 30, 2011, the Fund was in compliance with all covenants under the agreements of the Senior Notes.

12.	Preferred Stock

At November 30, 2011, the Fund had 4,800,000 shares of mandatory redeemable preferred stock outstanding with a total liquidation value of $120,000. On May 10, 2011, the Fund issued 1,200,000 shares of series B mandatory redeemable preferred stock with a liquidation value of $30,000.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

The table below sets forth the key terms of each series of mandatory redeemable preferred stock.

	Shares		Shares	Liquidation	Estimated
	Outstanding,		Outstanding,	Value,	Fair Value,		Mandatory
	November 30,	Shares	November 30,	November 30,	November 30,		Redemption
Series	2010	Issued	2011(1)	2011	2011	Rate	Date

A	3,600,000	—	3,600,000	$90,000	$97,100	5.48%	3/04/17
B	—	1,200,000	1,200,000	30,000	31,700	5.13%	5/10/18

	3,600,000	1,200,000	4,800,000	$120,000	$128,800

(1)	Each share has a $25 liquidation value.

Holders of the mandatory redeemable preferred stock are entitled to receive cumulative cash dividend payments on the first business day following each quarterly period (February 28, May 31, August 31 and November 30).

The table below outlines the terms of each series of mandatory redeemable preferred stock. The dividend rate on the Fund’s mandatory redeemable preferred stock will increase if the credit rating is downgraded below “A” (FitchRatings) or “A2” (Moody’s). Further, the annual dividend rate for all series of mandatory redeemable preferred stock will increase by 4.0% if no ratings are maintained, and the annual dividend rate will increase by 5.0% if the Fund fails to make dividend or certain other payments.

	Series A	Series B

Rating as of November 30, 2011 (FitchRatings / Moody’s)	“AA” /“A1”	“AA” / N/A
Ratings Threshold	“A” / “A2”	“A” / N/A
Method of Determination	Lowest Credit Rating	Lowest Credit Rating
Increase in Annual Dividend Rate	0.5% to 4.0%	0.5% to 4.0%

The mandatory redeemable preferred stock ranks senior to all of the Fund’s outstanding common shares and on parity with any other preferred stock. The mandatory redeemable preferred stock is redeemable in certain circumstances at the option of the Fund and is also subject to a mandatory redemption if the Fund fails to meet a total leverage (debt and preferred stock) asset coverage ratio of 225% or fails to maintain its basic maintenance amount as stated in the Fund’s rating agency guidelines.

Under the terms of the mandatory redeemable preferred stock, the Fund may not declare dividends or make other distributions on shares of its common stock or make purchases of such shares if, at any time of the declaration, distribution or purchase, asset coverage with respect to total leverage would be less than 225%.

The holders of the mandatory redeemable preferred stock have one vote per share and will vote together with the holders of common stock as a single class except on matters affecting only the holders of mandatory redeemable preferred stock or the holders of common stock. The holders of the mandatory redeemable preferred stock, voting separately as a single class, have the right to elect at least two directors of the Fund.

At November 30, 2011, the Fund was in compliance with the asset coverage and basic maintenance requirements of its mandatory redeemable preferred stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
NOTES TO FINANCIAL STATEMENTS
(amounts in 000’s, except number of option contracts, share and per share amounts)

13.	Common Stock

At November 30, 2011, the Fund has 195,200,000 shares of common stock authorized. Of the 35,002,475 shares of common stock outstanding at November 30, 2011, KACALP owned 4,000 shares. Transactions in common shares for the fiscal year ended November 30, 2011 were as follows:

Shares outstanding at November 30, 2010	34,492,182
Shares issued through reinvestment of distributions	510,293

Shares outstanding at November 30, 2011	35,002,475

14.	Subsequent Events

On December 13, 2011, the Fund declared its quarterly distribution of $0.48 per common share for the fiscal fourth quarter for a total quarterly distribution payment of $16,801. The distribution was paid on January 13, 2012 to common stockholders of record on December 30, 2011. Of this total, pursuant to the Fund’s dividend reinvestment plan, $3,270 was reinvested into the Fund through the issuance of 124,840 shares of common stock.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Board of Directors and Stockholders of
Kayne Anderson Energy Total Return Fund, Inc.

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations, of changes in net assets applicable to common stockholders and of cash flows and the financial highlights present fairly, in all material respects, the financial position of Kayne Anderson Energy Total Return Fund, Inc. (the “Fund”) at November 30, 2011, and the results of its operations and cash flows for the year then ended, the changes in its net assets applicable to common stockholders for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at November 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Los Angeles, California
January 30, 2012

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)
Rev. 01/2011

FACTS	WHAT DOES KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC. (“KYE”) DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
■ Social Security number and account balances
■ Payment history and transaction history
■ Account transactions and wire transfer instructions
When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons KYE chooses to share; and whether you can limit this sharing.

Can you limit
Reasons we can share your personal information	Does KYE share?	this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No

For our marketing purposes — to offer our products and services to you	No	No

For joint marketing with other financial companies	No	We don’t share

For our affiliates’ everyday business purposes — information about your transactions and experiences	No	We don’t share

For our affiliates’ everyday business purposes — information about your creditworthiness	No	We don’t share

For nonaffiliates to market to you	No	We don’t share

Questions?	Call 877-657-3863 or go to http://www.kaynefunds.com

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
PRIVACY POLICY NOTICE
(UNAUDITED)

Who we are

Who is providing this notice?	KYE

What we do

How does KYE protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.
Access to your personal information is on a need-to-know basis. KYE has adopted internal policies to protect your non-public personal information.

How does KYE collect my personal information?	We collect your personal information, for example, when you
■ Open an account or provide account information
■ Buy securities from us or make a wire transfer
■ Give us your contact information
We also collect your personal information from other companies.

Why can’t I limit all sharing?	Federal law gives you the right to limit only
■ sharing for affiliates’ everyday business purposes — information about your creditworthiness
■ affiliates from using your information to market to you
■ sharing for nonaffiliates to market to you
State laws and individual companies may give you additional rights to limit sharing.

Definitions

Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with our affiliates.

Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies.
■ KYE does not share with nonaffiliates so they can market to you.

Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you.
■ KYE does not jointly market.

Other important information

None.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Kayne Anderson Energy Total Return Fund, Inc., a Maryland corporation (the “Fund”), has adopted the following plan (the “Plan”) with respect to distributions declared by its Board of Directors (the “Board”) on shares of its Common Stock:

1. Unless a stockholder specifically elects to receive cash as set forth below, all distributions hereafter declared by the Board shall be payable in shares of the Common Stock of the Fund, and no action shall be required on such stockholder’s part to receive a distribution in stock.

2. Such distributions shall be payable on such date or dates as may be fixed from time to time by the Board to stockholders of record at the close of business on the record date(s) established by the Board for the distribution involved.

3. The Fund may use newly-issued shares of its Common Stock or purchase shares in the open market in connection with the implementation of the plan. The number of shares to be issued to a stockholder shall be based on share price equal to 95% of the closing price of the Fund’s Common Stock one day prior to the dividend payment date.

4. The Board may, in its sole discretion, instruct the Fund to purchase shares of its Common Stock in the open market in connection with the implementation of the Plan as follows: If the Fund’s Common Stock is trading below net asset value at the time of valuation, upon notice from the Fund, the Plan Administrator (as defined below) will receive the dividend or distribution in cash and will purchase Common Stock in the open market, on the New York Stock Exchange or elsewhere, for the Participants’ accounts, except that the Plan Administrator will endeavor to terminate purchases in the open market and cause the Fund to issue the remaining shares if, following the commencement of the purchases, the market value of the shares, including brokerage commissions, exceeds the net asset value at the time of valuation. These remaining shares will be issued by the Fund at a price equal to the greater of (i) the net asset value at the time of valuation or (ii) 95% of the then current market price.

5. In a case where the Plan Administrator has terminated open market purchases and caused the issuance of remaining shares by the Fund, the number of shares received by the participant in respect of the cash dividend or distribution will be based on the weighted average of prices paid for shares purchased in the open market, including brokerage commissions, and the price at which the Fund issues remaining shares. To the extent that the Plan Administrator is unable to terminate purchases in the open market before the Plan Administrator has completed its purchases, or remaining shares cannot be issued by the Fund because the Fund declared a dividend or distribution payable only in cash, and the market price exceeds the net asset value of the shares, the average share purchase price paid by the Plan Administrator may exceed the net asset value of the shares, resulting in the acquisition of fewer shares than if the dividend or distribution had been paid in shares issued by the Fund.

6. A stockholder may, however, elect to receive his or its distributions in cash. To exercise this option, such stockholder shall notify American Stock Transfer & Trust Company, the plan administrator and the Fund’s transfer agent and registrar (collectively the “Plan Administrator”), in writing so that such notice is received by the Plan Administrator no later than the record date fixed by the Board for the distribution involved.

7. The Plan Administrator will set up an account for shares acquired pursuant to the Plan for each stockholder who has not so elected to receive dividends and distributions in cash (each, a “Participant”). The Plan Administrator may hold each Participant’s shares, together with the shares of other Participants, in non-certificated form in the Plan Administrator’s name or that of its nominee. Upon request by a Participant, received no later than three (3) days prior to the payable date, the Plan Administrator will, instead of crediting shares to and/or carrying shares in a Participant’s account, issue, without charge to the Participant, a certificate registered in the Participant’s name for the number of whole shares payable to the Participant and a check for any fractional share less a broker commission on the sale of such fractional shares. If a request to terminate a

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

Participant’s participation in the Plan is received less than three (3) days before the payable date, dividends and distributions for that payable date will be reinvested. However, subsequent dividends and distributions will be paid to the Participant in cash.

8. The Plan Administrator will confirm to each Participant each acquisition made pursuant to the Plan as soon as practicable but not later than ten (10) business days after the date thereof. Although each Participant may from time to time have an undivided fractional interest (computed to three decimal places) in a share of Common Stock of the Fund, no certificates for a fractional share will be issued. However, dividends and distributions on fractional shares will be credited to each Participant’s account. In the event of termination of a Participant’s account under the Plan, the Plan Administrator will adjust for any such undivided fractional interest in cash at the market value of the Fund’s shares at the time of termination.

9. The Plan Administrator will forward to each Participant any Fund related proxy solicitation materials and each Corporation report or other communication to stockholders, and will vote any shares held by it under the Plan in accordance with the instructions set forth on proxies returned by Participants to the Fund.

10. In the event that the Fund makes available to its stockholders rights to purchase additional shares or other securities, the shares held by the Plan Administrator for each Participant under the Plan will be added to any other shares held by the Participant in certificated form in calculating the number of rights to be issued to the Participant.

11. The Plan Administrator’s service fee, if any, and expenses for administering the Plan will be paid for by the Fund.

12. Each Participant may terminate his or its account under the Plan by so notifying the Plan Administrator via the Plan Administrator’s website at www.amstock.com, by filling out the transaction request form located at the bottom of the Participant’s Statement and sending it to American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, NY 10269-0560 or by calling the Plan Administrator at (888) 888-0317. Such termination will be effective immediately. The Plan may be terminated by the Fund upon notice in writing mailed to each Participant at least 30 days prior to any record date for the payment of any dividend or distribution by the Fund. Upon any termination, the Plan Administrator will cause a certificate or certificates to be issued for the full shares held for the Participant under the Plan and a cash adjustment for any fractional share to be delivered to the Participant without charge to the Participant. If a Participant elects by his or its written notice to the Plan Administrator in advance of termination to have the Plan Administrator sell part or all of his or its shares and remit the proceeds to the Participant, the Plan Administrator is authorized to deduct a $15.00 transaction fee plus a $0.10 per share brokerage commission from the proceeds.

13. These terms and conditions may be amended or supplemented by the Fund at any time but, except when necessary or appropriate to comply with applicable law or the rules or policies of the Securities and Exchange Commission or any other regulatory authority, only by mailing to each Participant appropriate written notice at least 30 days prior to the effective date thereof. The amendment or supplement shall be deemed to be accepted by each Participant unless, prior to the effective date thereof, the Plan Administrator receives written notice of the termination of his or its account under the Plan. Any such amendment may include an appointment by the Plan Administrator in its place and stead of a successor agent under these terms and conditions, with full power and authority to perform all or any of the acts to be performed by the Plan Administrator under these terms and conditions. Upon any such appointment of any agent for the purpose of receiving dividends and distributions, the Fund will be authorized to pay to such successor agent, for each Participant’s account, all dividends and distributions payable on shares of the Fund held in the Participant’s name or under the Plan for retention or application by such successor agent as provided in these terms and conditions.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
DIVIDEND REINVESTMENT PLAN
(UNAUDITED)

14. The Plan Administrator will at all times act in good faith and use its best efforts within reasonable limits to ensure its full and timely performance of all services to be performed by it under this Plan and to comply with applicable law, but assumes no responsibility and shall not be liable for loss or damage due to errors unless such error is caused by the Plan Administrator’s negligence, bad faith, or willful misconduct or that of its employees or agents.

15. These terms and conditions shall be governed by the laws of the State of Maryland.

Adopted: June 15, 2005
Amended: December 13, 2005
Amended: March 12, 2009

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

The Fund’s Board of Directors has approved the continuation of the Fund’s Investment Management Agreement (the “Agreement”) with KA Fund Advisors, LLC (the “Adviser”) for an additional one-year term.

During the course of each year and in connection with its consideration of the Agreement, the Board of Directors received various written materials from the Adviser, including (i) information on the advisory personnel of the Adviser; (ii) information on the internal compliance procedures of the Adviser; (iii) comparative information showing how the Fund’s proposed fee schedule compares to other registered investment companies that follow investment strategies similar to those of the Fund; (iv) information regarding brokerage and portfolio transactions; (v) comparative information showing how the Fund’s performance compares to other registered investment companies that follow investment strategies similar to those of the Fund; and (vi) information on any legal proceedings or regulatory audits or investigations affecting the Adviser.

After receiving and reviewing these materials, the Board of Directors, at an in-person meeting called for such purpose, discussed the terms of the Agreement. Representatives from the Adviser attended the meeting and presented additional oral and written information to the Board of Directors to assist in its considerations. The Adviser also discussed its expected profitability from its relationship with the Fund under the Agreement. The Directors who are not parties to the Agreement or “interested persons” (as defined in the 1940 Act) of any such party (the “Independent Directors”) also met in executive session to further discuss the terms of the Agreement and the information provided by the Adviser.

The Independent Directors reviewed various factors, detailed information provided by the Adviser at the meeting and at other times throughout the year, and other relevant information and factors including the following, no single factor of which was dispositive in their decision whether to approve the Agreement:

The nature, extent, and quality of the services to be provided by the Adviser

The Independent Directors considered the scope and quality of services that have been provided by the Adviser under the Agreement. The Independent Directors considered the quality of the investment research capabilities of the Adviser and the other resources the Adviser has dedicated to performing services for the Fund, including the high caliber of portfolio managers and research analysts involved, the large team of investment, accounting, legal, trading and compliance professionals at the Adviser dedicated to the Fund, and the increased size of the team as the Fund has grown. The quality of other services, including the Adviser’s assistance in the coordination of the activities of some of the Fund’s other service providers, the provision of certain administrative, compliance, reporting and financial services by the Adviser, capital raising for the Fund, the identification and negotiation of investment opportunities for the Fund, the call strategy used and the responsible handling of the leverage target, also was considered. The Independent Directors also considered the nature and quality of the services provided by the Adviser to the Fund in light of their experience as Directors of the Fund and another investment company managed by the Adviser, their confidence in the Adviser’s integrity and competence gained from that experience and the Adviser’s responsiveness to questions, concerns or requests for information raised or made by them in the past. The Independent Directors noted the high quality of services provided by the Adviser when the market faced significant turmoil and continued to experience various challenges as well as the Adviser’s efforts to maximize returns and its leadership position in the markets in which it invests. The Independent Directors concluded that the Adviser has the quality and depth of personnel and investment methods essential to performing its duties under the Agreement and that the nature and the proposed cost of such advisory services are fair and reasonable in light of the services provided.

The Fund’s performance under the management of the Adviser

The Independent Directors reviewed information pertaining to the performance of the Fund. This data compared the Fund’s performance to the performance of certain other registered investment companies that follow investment strategies similar to those of the Fund as well as specialized and more general market indexes and sub-sector indexes. The comparative information showed that the performance of the Fund compares favorably to

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INVESTMENT MANAGEMENT AGREEMENT APPROVAL DISCLOSURE
(UNAUDITED)

other similar closed-end funds. The Independent Directors also considered the fact that the Fund has historically outperformed the relevant sub-sector indexes for a majority of the relevant periods. Based upon their review, the Independent Directors concluded that the Fund’s investment performance over time has been consistently above average compared to other closed-end funds that focus on investments in energy companies. The Independent Directors noted that in addition to the information received for this meeting, the Independent Directors also receive detailed performance information for the Fund at each regular Board of Directors meeting during the year. The Independent Directors considered the investment performance of another investment company managed by the Adviser but did not consider the performance of other accounts of the Adviser as there were no accounts similar enough to be relevant. The Independent Directors then noted that they were supportive of the Adviser’s efforts to increase distributions to stockholders in the future.

The costs of the services to be provided by the Adviser and the profits to be realized by the Adviser and its affiliates from the relationship with the Fund

The Independent Directors considered the profitability of the services provided by the Adviser, recognizing that it is difficult to make comparisons of profitability from investment advisory contracts. The Independent Directors considered that the Adviser’s relationship with the Fund is one of its significant sources of revenue. The Independent Directors considered certain benefits the Adviser realizes due to its relationship with the Fund. In particular, they noted that the Adviser has soft dollar arrangements under which certain brokers may provide industry research to the Adviser’s portfolio managers through the use of a portion of the brokerage commissions generated from the Adviser’s trading activities on behalf of the Fund. The Independent Directors acknowledged that the Fund’s stockholders also benefit from these soft dollar arrangements because the Adviser is able to receive this research, which is used in the management of the Fund’s portfolio, by aggregating securities trades.

The Independent Directors also considered the Fund’s management fee under the Agreement in comparison to the management fees of funds within the Fund’s peer group and believed such comparisons to be acceptable to the Fund. The Adviser’s successful handling of the past market downturn and related leverage challenges, the Fund’s participation in private investments, and the Adviser’s successful pricing and timing strategies related to the capital raising for the Fund were also noted by the Independent Directors as relevant considerations in evaluating the reasonableness of the management fee. Based on those comparisons, the Independent Directors concluded that the management fee remains reasonable.

The extent to which economies of scale would be realized as the Fund grows and whether fee levels reflect these economies of scale for the benefit of stockholders

The Independent Directors also considered possible economies of scale that the Adviser could achieve in its management of the Fund. They considered the anticipated asset levels of the Fund, the information provided by the Adviser relating to its estimated costs, and information comparing the fee rate to be charged by the Adviser with fee rates charged by other unaffiliated investment advisers to their investment company clients. The Independent Directors also considered the Adviser’s commitment to retaining its current professional staff in a competitive environment for investment professionals. The Independent Directors concluded that the fee structure was reasonable in view of the information provided by the Adviser. The Independent Directors also noted that the fee structure currently does not provide for a sharing of any economies of scale that might be experienced from substantial future growth of the Fund.

Based on the review of the Board of Directors of the Fund, including their consideration of each of the factors discussed above and the materials requested from and provided by the Adviser, the Board concluded, in agreement with the recommendation of the Independent Directors, that the Fund and its stockholders received reasonable value in return for the advisory fees and other amounts paid to the Adviser by the Fund under the Agreement, that stockholders could expect to receive reasonable value in return for the advisory fees and other amounts proposed to be paid to the Adviser by the Fund under the Agreement and that the approval of the continuation of the Agreement was in the best interests of stockholders of the Fund.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Independent Directors(1)

Position(s)
	Held with Fund,		Other Directorships Held by
Name,	Term of	Principal Occupations	Director/Officer During
(Year Born)	Office/Time of Service	During Past Five Years	Past Five Years

Anne K. Costin (born 1950)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since inception.	Professor at the Amsterdam Institute of Finance since 2007. Adjunct Professor in the Finance and Economics Department of Columbia University Graduate School of Business in New York from 2004 through 2007. As of March 1, 2005, Ms. Costin retired after a 28-year career at Citigroup. During the five years prior to her retirement, Ms. Costin was Managing Director and Global Deputy Head of the Project & Structured Trade Finance product group within Citigroup’s Investment Banking Division.	• Kayne Anderson MLP Investment Company (“KYN”)

Steven C. Good (born 1942)	Director. 3-year term (until the 2012 Annual Meeting of Stockholders). Served since inception.	Independent consultant since February 2010, when he retired from JH Cohn LLP (formerly Good Swartz Brown & Berns LLP), where he had been an active partner since 1976. JH Cohn LLP offers accounting, tax and business advisory services to middle market private and publicly-traded companies, their owners and their management. Founded Block, Good and Gagerman in 1976, which later evolved in stages into Good Swartz Brown & Berns LLP.	Current: • KYN • OSI Systems, Inc. (specialized electronic products) Prior: • California Pizza Kitchen, Inc. (restaurant chain) • Arden Realty, Inc. (real estate investment trust)

Gerald I. Isenberg (born 1940)	Director. 3-year term (until the 2014 Annual Meeting of Stockholders). Served since inception.	Professor Emeritus at the University of Southern California School of Cinema-Television since 2007. Chief Financial Officer of Teeccino Caffe Inc., a privately owned beverage manufacturer and distributor.
Current:

•   KYN

•   Teeccino Caffe Inc.
(beverage manufacturer and distributor)

•   Caucus for Television Producers, Writers & Directors Foundation (not-for-profit organization)

Prior:

•   Kayne Anderson Rudnick Mutual Funds(2) from 1998 to 2002

William H. Shea, Jr. (born 1954)	Director. 3-year term (until the 2013 Annual Meeting of Stockholders). Served since March 2008.	Chief Executive Officer of the general partner of Penn Virginia Resource Partners, L.P. (PVR) since March 2010. Chief Executive Officer and President of the general partner of Penn Virginia GP Holdings, L.P. (PVG) from March 2010 to March 2011. Private investor from June 2007 to March 2010. From September 2000 to June 2007, President, Chief Executive Officer and Director (Chairman from May 2004 to June 2007) of Buckeye Partners L.P. (BPL). From May 2004 to June 2007, President, Chief Executive Officer and Chairman of Buckeye GP Holdings L.P. (BGH) and its predecessors.
Current:

•   KYN

•   PVR
(coal and midstream MLP)

•   Niska Gas Storage Partners LLC (natural gas storage MLP)

Prior:

•   BGH
(general partner of BPL)

•   BPL
(pipeline MLP)

•   Gibson Energy ULC
(midstream energy)

•   PVG
(owned general partner of PVR)

•   Penn Virginia Corporation
(oil and gas exploration, development and production company)

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

Interested Director and Non-Director Officers

Position(s)
	Held with Fund,		Other Directorships Held by
Name,	Term of	Principal Occupations	Director/Officer During
(Year Born)	Office/Time of Service	During Past Five Years	Past Five Years

Kevin S. McCarthy(3) (born 1959)	Chairman of the Board of Directors, President and Chief Executive Officer. 3-year term as a director (until the 2012 Annual Meeting of Stockholders), elected annually as an officer. Served since inception.	Senior Managing Director of KACALP since June 2004 and of KAFA since 2006. President and Chief Executive Officer of KYN; Kayne Anderson Energy Development Company (“KED”) and Kayne Anderson Midstream/Energy Fund, Inc. (“KMF’) since inception. (KYN inception in 2004; KED inception in 2006 and KMF inception in 2010). Global Head of Energy at UBS Securities LLC from November 2000 to May 2004.
Current:

•   KYN

•   KED

•   KMF

•   Range Resources Corporation
(oil and natural gas company)

•   Direct Fuels Partners, L.P.
(transmix refining and fuels distribution)

•   ProPetro Services, Inc.
(oilfield services)

Prior:

•   Clearwater Natural Resources, L.P. (coal mining MLP)

•   International Resource Partners LP (coal mining)

•   K-Sea Transportation Partners LP (shipping MLP)

Terry A. Hart (born 1969)	Chief Financial Officer and Treasurer. Elected annually. Served since 2005.	Chief Financial Officer and Treasurer of KYN since December 2005; of KED since September 2006 and of KMF since August 2010. Director of Structured Finance, Assistant Treasurer, Senior Vice President and Controller of Dynegy, Inc. from 2000 to 2005.	None

David J. Shladovsky (born 1960)	Secretary and Chief Compliance Officer. Elected annually. Served since inception.	Managing Director and General Counsel of KACALP since 1997 and of KAFA since 2006. Secretary and Chief Compliance Officer of KYN since 2004; of KED since 2006 and of KMF since August 2010.	None

J.C. Frey (born 1968)	Executive Vice President, Assistant Treasurer and Assistant Secretary. Elected annually. Served as Assistant Treasurer and Assistant Secretary since inception; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP since 2004 and of KAFA since 2006, and Managing Director of KACALP since 2000. Portfolio Manager of KACALP since 2000, Portfolio Manager, Vice President, Assistant Secretary and Assistant Treasurer of KYN since 2004 and of KED since 2006. Executive Vice President of KYN and KED since June 2008, and of KMF since August 2010.	None

James C. Baker (born 1972)	Executive Vice President. Elected annually. Served as Vice President from June 2005 to June 2008; served as Executive Vice President since June 2008.	Senior Managing Director of KACALP and KAFA since February 2008, Managing Director of KACALP and KAFA since December 2004 and 2006, respectively. Vice President of KYN from 2005 to 2008 and of KED from 2006 to 2008. Executive Vice President of KYN and KED since June 2008 and of KMF since August 2010.	Current: • ProPetro Services, Inc. (oilfield services) • Petris Technology, Inc. (data management for energy companies) Prior: • K-Sea Transportation Partners LP (shipping MLP)
Jody C. Meraz (born 1978)	Vice President. Elected annually. Served since 2011.	Senior Vice President of KACALP and KAFA since 2011. Vice President of KACALP from 2007 to 2011. Associate of KACALP and KAFA since 2005 and 2006. Vice President of KYN, KED and KMF since 2011.	None

(1)	Each Independent Director oversees two registered investment companies in the fund complex.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
INFORMATION CONCERNING DIRECTORS AND CORPORATE OFFICERS
(UNAUDITED)

(2)	The investment adviser to the Kayne Anderson Rudnick Mutual Funds, Kayne Anderson Rudnick Investment Management, LLC, formerly was an affiliate of KACALP.

(3)	Mr. McCarthy is an “interested person” of the Fund by virtue of his employment relationship with Kayne Anderson.

Additional information regarding the Fund’s directors is contained in the Fund’s Statement of Additional Information, the most recent version of which can be found on the Fund’s website at www.kaynefunds.com or is available without charge, upon request, by calling (877) 657-3863.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
ANNUAL CERTIFICATION
(UNAUDITED)

The Fund’s Chief Executive Officer has filed an annual certification with the NYSE that, as of the date of the certification, he was unaware of any violation by the Fund of the NYSE’s corporate governance listing standards.

PROXY VOTING AND PORTFOLIO HOLDINGS INFORMATION
(UNAUDITED)

The policies and procedures that the Fund uses to determine how to vote proxies relating to its portfolio securities are available:

•	without charge, upon request, by calling (877) 657-3863;

•	on the Fund’s website, http://www.kaynefunds.com; and

•	on the website of the Securities and Exchange Commission, http://www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent period ended June 30 is available without charge, upon request, by calling (877) 657-3863, and on the SEC’s website at http://www.sec.gov (see Form N-PX).

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-202-551-8090. The Fund also makes its Forms N-Q available on its website at http://www.kaynefunds.com.

SHARE REPURCHASE DISCLOSURE
(UNAUDITED)

Notice is hereby given in accordance with Section 23(c) of the 1940 Act, that the Fund may from time to time purchase shares of its common stock in the open market.

Directors and Corporate Officers
Kevin S. McCarthy	Chairman of the Board of Directors, President and Chief Executive Officer
Anne K. Costin	Director
Steven C. Good	Director
Gerald I. Isenberg	Director
William H. Shea, Jr.	Director
Terry A. Hart	Chief Financial Officer and Treasurer
David J. Shladovsky	Chief Compliance Officer and Secretary
J.C. Frey	Executive Vice President, Assistant Secretary and Assistant Treasurer
James C. Baker	Executive Vice President
Jody C. Meraz	Vice President

Investment Adviser	Administrator
KA Fund Advisors, LLC	Ultimus Fund Solutions, LLC
717 Texas Avenue, Suite 3100	350 Jericho Turnpike, Suite 206
Houston, TX 77002	Jericho, NY 11753

1800 Avenue of the Stars, Third Floor	Stock Transfer Agent and Registrar
Los Angeles, CA 90067	American Stock Transfer & Trust Company
59 Maiden Lane
New York, NY 10038

Custodian	Independent Registered Public Accounting Firm
JPMorgan Chase Bank, N.A.	PricewaterhouseCoopers LLP
14201 North Dallas Parkway, Second Floor	350 South Grand Avenue
Dallas, TX 75254	Los Angeles, CA 90071

Legal Counsel
Paul Hastings LLP
55 Second Street, 24th Floor
San Francisco, CA 94105

Please visit us on the web at http://www.kaynefunds.com or call us toll-free at 1-877-657-3863.

This report, including the financial statements herein, is made available to stockholders of the Fund for their information. It is not a prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in this report.

Item 2. Code of Ethics.
(a) As of the end of the period covered by this report, the Registrant has adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(c) and (d) During the period covered by this report, there was no amendment to, and no waiver, including implicit waiver, was granted from, any provision of the Registrant’s code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
(f)(1) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit (EX-99.CODE ETH) a copy of its code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer, or persons performing similar functions.
Item 3. Audit Committee Financial Expert.
(a)(1) The Registrant’s board of directors has determined that the Registrant has one audit committee financial expert serving on its audit committee.
(a)(2) The audit committee financial expert is Steven C. Good. Mr. Good is “independent” for purposes of this Item.
Item 4. Principal Accountant Fees and Services.
(a) through (d) The information in the table below is provided for professional services rendered to the Registrant by its independent registered public accounting firm, PricewaterhouseCoopers LLP, during the Registrant’s (a) last fiscal year ended November 30, 2011, and (b) fiscal year ended November 30, 2010.

	2011	2010
Audit Fees	$181,300	$175,500
Audit-Related Fees	10,000	—
Tax Fees	146,000	146,000
All Other Fees	—	—

Total	$337,300	$321,500

(e)(1) Audit Committee Pre-Approval Policies and Procedures.
With respect to the table above, “Audit Fees” are the aggregate fees billed for professional services for the audit of the Registrant’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements. “Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit of the Registrant’s financial statements and are not reported under “Audit Fees.” “Tax Fees” are the aggregate fees billed for professional services for tax compliance, tax advice and tax planning.
Before the auditor is (i) engaged by the Registrant to render audit, audit related or permissible non-audit services to the Registrant or (ii) with respect to non-audit services to be provided by the auditor to the Registrant’s investment adviser or any entity in the investment Registrant complex, if the nature of the services provided relate directly to the operations or financial reporting of the Registrant, either: (a) the Audit Committee shall pre-approve such engagement; or (b) such engagement shall be entered into pursuant to pre-approval policies and procedures established by the Audit Committee. Any such policies and procedures must be detailed as to the particular service and not involve any delegation of the Audit Committee’s responsibilities to the Registrant’s investment adviser. The Audit Committee may delegate to one or more of its members the authority to grant pre-approvals. The pre-approval policies and procedures shall include the requirement that the decisions of any member to whom authority is delegated under this provision be presented to the full Audit Committee at its next scheduled meeting. Under certain limited circumstances, pre-approvals are not required if certain de minimis thresholds are not exceeded, as such thresholds are set forth by the Audit Committee and in accordance with applicable Securities and Exchange Commission rules and regulations.

(e)(2) None of the services provided to the Registrant described in paragraphs (b) through (d) of this Item 4 were pre-approved by the Audit Committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.
(f) No disclosures are required by this Item 4(f).
(g) The aggregate non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant for the fiscal year ended November 30, 2011 was $146,000, and $146,000 for the fiscal year ended November 30, 2010. There were no non-audit fees billed by PricewaterhouseCoopers LLP for services rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) or any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant for each of the last two fiscal years.
(h) No disclosures are required by this Item 4(h).
Item 5. Audit Committee of Listed Registrants.
The Registrant has a separately-designated standing Audit Committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended (the “Exchange Act”). Steven C. Good (Chair), Anne K. Costin, Gerald I. Isenberg and William H. Shea, Jr. are the members of the Registrant’s Audit Committee.
Item 6. Investments.
Please see the Schedule of Investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.
The Registrant has delegated the voting of proxies relating to its voting securities to its investment adviser, KA Fund Advisors, LLC (the “Adviser”). The respective Proxy Voting Policies and Procedures of the Registrant and the Adviser are attached as Exhibit 99.VOTEREG and Exhibit 99.VOTEADV hereto.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.
(a)(1) As of November 30, 2011, the following individuals (the “Portfolio Managers”) are primarily responsible for the day-to-day management of the Registrant’s portfolio:
     Kevin S. McCarthy is the Registrant’s President, Chief Executive Officer and co-portfolio manager and has served as the President, Chief Executive Officer and co-portfolio manager of Kayne Anderson MLP Investment Company (“KYN”) since June 2004, of Kayne Anderson Energy Development Company (“KED”) since September 2006 and of Kayne Anderson Midstream/Energy Fund, Inc. (“KMF”) since November 2010. Mr. McCarthy has served as a Senior Managing Director of Kayne Anderson Capital Advisors, L.P. (“KACALP”) since June 2004 and of the Adviser (collectively with KACALP, “Kayne Anderson”) since 2006. Prior to that, he was Global Head of Energy at UBS Securities LLC. In this role, he had senior responsibility for all of UBS’ energy investment banking activities. Mr. McCarthy was with UBS Securities from 2000 to 2004. From 1995 to 2000, Mr. McCarthy led the energy investment banking activities of Dean Witter Reynolds and then PaineWebber Incorporated. He began his investment banking career in 1984. He earned a BA degree in Economics and Geology from Amherst College in 1981, and an MBA degree in Finance from the University of Pennsylvania’s Wharton School in 1984.
     J.C. Frey is the Registrant’s Executive Vice President, Assistant Secretary, Assistant Treasurer and co-portfolio manager and a Senior Managing Director of Kayne Anderson. He serves as portfolio manager of Kayne Anderson’s funds investing in MLP securities, including serving as a co-portfolio manager, Assistant Secretary and Assistant Treasurer of KYN since June 2004 and of KED since September 2006, Vice President of KYN from June 2004 through June 2008 and of KED from September 2006 through July 2008, Executive Vice President of KYN since

June 2008 and of KED since July 2008, and Executive Vice President, Assistant Treasurer, Assistant Secretary and co-portfolio manager of KMF since November 2010. Mr. Frey began investing in MLPs on behalf of Kayne Anderson in 1998 and has served as portfolio manager of Kayne Anderson’s MLP funds since their inception in 2000. In addition to the closed-end funds, Mr. Frey manages approximately $3 billion in assets in MLPs and midstream companies and other Kayne Anderson funds. Prior to joining Kayne Anderson in 1997, Mr. Frey was a CPA and audit manager in KPMG Peat Marwick’s financial services group, specializing in banking and finance clients, and loan securitizations. Mr. Frey graduated from Loyola Marymount University with a BS degree in Accounting in 1990. In 1991, he received a Master’s degree in Taxation from the University of Southern California.
(a)(2)(i) and (ii) Other Accounts Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant). Accounts are grouped into three categories: (i) registered investment companies, (ii) other pooled investment vehicles, and (iii) other accounts. To the extent that any of these accounts pay advisory fees that are based on account performance, this information will be reflected in a separate table below. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	3	$4,635	—	N/A	—	N/A
J.C. Frey	3	$4,635	—	N/A	6	$219
(a)(2)(iii) Other Accounts that Pay Performance-Based Advisory Fees Managed by Portfolio Managers:
The following table reflects information regarding accounts for which the Portfolio Managers have day-to-day management responsibilities (other than the Registrant) and with respect to which the advisory fee is based on the performance of the account. Information is shown as of November 30, 2011. Asset amounts are approximate and have been rounded.

Registered
	Investment Companies		Other Pooled
	(excluding the Registrant)		Investment Vehicles		Other Accounts
		Total Assets		Total Assets		Total Assets
	Number of	in the Accounts	Number of	in the Accounts	Number of	in the Accounts
Portfolio Manager	Accounts	($ in millions)	Accounts	($ in millions)	Accounts	($ in millions)
Kevin S. McCarthy	—	N/A	2	$498	—	N/A
J.C. Frey	—	N/A	14	$2,528	2	$51
(a)(2)(iv) Potential Material Conflicts of Interest:
Some of the other accounts managed by Messrs. McCarthy and Frey have investment strategies that are similar to those of the Registrant. However, Kayne Anderson manages potential conflicts of interest by allocating investment opportunities in accordance with its written allocation policies and procedures.
(a)(3) Compensation of Each Portfolio Manager, as of November 30, 2011:
Messrs. McCarthy and Frey are compensated by KACALP through partnership distributions from KACALP, based on the amount of assets they manage, and they receive a portion of the advisory fees applicable to those accounts, which, with respect to certain accounts, as noted above, are based in part on the performance of those accounts.
Additional benefits received by Messrs. McCarthy and Frey are normal and customary benefits provided by investment advisers.

(a)(4) As of November 30, 2011, the end of the Registrant’s most recently completed fiscal year, the dollar range of equity securities beneficially owned by each Portfolio Manager in the Registrant is shown below:
Kevin S. McCarthy: $100,001-$500,000
J.C. Frey: $500,001-$1,000,000
Through their limited partnership interests in KACALP, which owns shares of Registrant’s common stock, Messrs. McCarthy and Frey could be deemed to also indirectly own a portion of Registrant’s securities.
(b) Not Applicable.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
None.
Item 10. Submission of Matters to a Vote of Security Holders.
None.
Item 11. Controls and Procedures.
(a) The Registrant’s principal executive and principal financial officers have evaluated the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) as of a date within 90 days of this filing and have concluded that the Registrant’s disclosure controls and procedures are effective, as of such date, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) under the Exchange Act.
(b) The Registrant’s principal executive and principal financial officers are aware of no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.
Item 12. Exhibits.
(a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
(a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
(b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
(99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
(99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

KAYNE ANDERSON ENERGY TOTAL RETURN FUND, INC.
Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

     Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

Date: February 7, 2012	By:	/s/ Kevin S. McCarthy
Kevin S. McCarthy
Chairman of the Board of Directors, President and Chief Executive Officer

Date: February 7, 2012	By:	/s/ Terry A. Hart
Terry A. Hart
Chief Financial Officer and Treasurer

Exhibit Index
     (a)(1) Code of Ethics attached hereto as EX-99.CODE ETH.
     (a)(2) Separate certifications of Principal Executive and Principal Financial Officers pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.CERT.
     (b) Certification of Principal Executive and Principal Financial Officers pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto as EX-99.906 CERT.
     (99) Proxy Voting Policies of the Registrant attached hereto as EX-99.VOTEREG.
     (99) Proxy Voting Policies of the Adviser attached hereto as EX-99.VOTEADV.